                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            J.P. Morgan Chase & Co.
 ...............................................................................

                (Name of Registrant as Specified in Its Charter)

 ...............................................................................

    (Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      4) Proposed maximum aggregate value of transaction:
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      5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
--------------------------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:
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

                     NOTICE OF 2001 ANNUAL MEETING
                     OF STOCKHOLDERS AND PROXY STATEMENT

                     MEETING DATE:
                     MAY 15, 2001
                     -----------------------------------------------------------

                     J.P. Morgan Chase & Co.
                     270 Park Avenue
                     New York, New York 10017-2070

                     [JP MORGAN CHASE LOGO]

                      J.P. MORGAN CHASE & CO.
                      270 PARK AVENUE
                      NEW YORK, NEW YORK 10017-2070

                      March 30, 2001

                      Dear Fellow Stockholder:

                      We are pleased to invite you to the annual meeting of stockholders, to be held on May 15, 2001, at One Chase Manhattan Plaza, New York, New York. On December 31, 2000, J.P. Morgan & Co. Incorporated (heritage Morgan) merged with and into The Chase Manhattan Corporation, which changed its name to J.P. Morgan Chase & Co. (JPMorgan Chase). Our trading symbol is JPM. This will be the first annual meeting of stockholders of the combined company.

                      All holders of record of JPMorgan Chase common stock as of March 16, 2001, are entitled to vote at this annual meeting, including holders of certificates representing shares of heritage Morgan common stock who have not yet tendered those certificates for exchange.

                      As we have done in the past, in addition to considering the matters described in the proxy statement, we will review major developments since our last stockholders' meeting.

                      We hope that you will attend the meeting in person, but even if you are planning to come, we strongly encourage you to designate the proxies named on the enclosed proxy card to vote your shares. This will ensure that your common stock is represented at the meeting. The proxy statement explains more about proxy voting. Please read it carefully. We look forward to your participation.

                                  Douglas A. Warner III                         William B. Harrison, Jr.
                                  Chairman of the Board                         President and Chief Executive Officer

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      ----------------------------------------------------------

                      Date:   Tuesday, May 15, 2001
                      Time:   10:00 a.m.
                      Place:  Auditorium
                              One Chase Manhattan Plaza
                              New York, New York

                      Matters to be voted on:

                    - Election of directors

                    - Ratification of appointment of PricewaterhouseCoopers LLP as our independent accountant for 2001

                    - Approval of Employee Stock Purchase Plan

                    - Stockholder proposals included in the attached proxy
                      statement, if they are introduced at the meeting

                    - Any other matters that may properly be brought before the meeting

                      By order of the Board of Directors

                      Anthony J. Horan
                      Secretary

                      March 30, 2001

                      PLEASE VOTE PROMPTLY

                      PROXY STATEMENT TABLE OF CONTENTS
                      ----------------------------------------------------------


                                  GENERAL INFORMATION ABOUT THE MEETING.......................................      1
                                  PROPOSAL 1:     ELECTION OF DIRECTORS.......................................      3
                                                  Information about the nominees..............................      4
                                                  About the Board and its committees..........................      8
                                                  Director compensation.......................................      9
                                                  Security ownership of management............................      9
                                                  Compensation committee report on executive compensation.....     10
                                                  Executive compensation tables...............................     13
                                                  I. Summary compensation table...............................     13
                                                  II. Stock option grant tables...............................     14
                                                  III. Aggregated option exercises in 2000 and
                                                     year-end option values...................................     15
                                                  IV. Long-term incentive awards..............................     15
                                                  Comparison of five-year cumulative total return.............     16
                                                  Retirement benefits.........................................     17
                                                  Termination arrangements....................................     19
                                                  Additional information about our directors and
                                                  executive officers..........................................     19
                                                  Audit Committee report......................................     20
                                  PROPOSAL 2:     APPOINTMENT OF INDEPENDENT ACCOUNTANT.......................     21
                                  PROPOSAL 3:     APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN....................     21
                                  PROPOSALS 4-6:  STOCKHOLDER PROPOSALS.......................................     24
                                  STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2002 ANNUAL MEETING...........     27
                                  EXHIBIT A:      AUDIT COMMITTEE CHARTER.....................................     28

                      PROXY STATEMENT
                      ----------------------------------------------------------
                      The merger of The Chase Manhattan Corporation (heritage Chase) and J.P. Morgan & Co. Incorporated (heritage Morgan) was effective on December 31, 2000 (the Merger). Heritage Chase changed its name to J.P. Morgan Chase & Co. on the date of the Merger. To the extent appropriate, information contained in this proxy statement includes certain information about the two pre-merger entities as well as The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, banking subsidiaries of J.P. Morgan Chase & Co. (the Banks).

                      Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the annual meeting by the proxies named on the enclosed proxy card. This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management. We, our, JPMorgan Chase, and the Firm refer to J.P. Morgan Chase & Co. The proxy statement is being sent to our stockholders on or about March 30, 2001.

                      GENERAL INFORMATION ABOUT THE MEETING
                      ----------------------------------------------------------
WHO CAN VOTE          You are entitled to vote your JPMorgan Chase common stock
                      if our records showed that you held your shares as of March 16, 2001. At the close of business on that date, a total of 1,982,943,058 shares of common stock were outstanding and entitled to vote. Heritage Morgan stockholders are entitled to vote the number of whole shares of JPMorgan Chase common stock into which your heritage Morgan common stock was converted pursuant to the terms of the Merger even if you have not yet exchanged your common stock certificates. Each share of JPMorgan
                      Chase common stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.
                      Your individual vote is confidential and will not be disclosed to persons other than those recording the vote.

VOTING YOUR PROXY     If your common stock is held by a broker, bank, or other
                      nominee, you will receive instructions from them that you must follow in order to have your shares voted.

                      If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by using the toll free telephone number or the Internet voting site listed on the proxy card or by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. Specific instructions for using the telephone and Internet voting systems are on the proxy card. Whichever of these methods you select to transmit your instructions, the proxies will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

MATTERS TO BE
  PRESENTED           We are not now aware of any matters to be presented other
                      than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.

REVOKING YOUR PROXY   To revoke your proxy instructions if you are a holder of
                      record, you must advise the Secretary in writing before the proxies vote your common stock at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, we recommend you revoke or amend your prior instructions in the same way you initially gave them--that is, by telephone, Internet, or in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

HOW VOTES ARE COUNTED The annual meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

COST OF THIS PROXY
SOLICITATION          We will pay the cost of this proxy solicitation. In
                      addition to soliciting proxies by mail, we expect that a number of our employees will solicit stockholders for the same type of proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We have retained Mellon
                      Investor Services LLC to assist in the solicitation of proxies for a fee of $25,000 plus reasonable out-of-pocket costs and expenses. We will, on request, reimburse brokers, banks, and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

ATTENDING THE ANNUAL
MEETING If you are a holder of record and plan to attend the annual meeting, please indicate this when you vote. The lower portion of the proxy card is your admission ticket. IF YOU ARE A BENEFICIAL OWNER OF COMMON STOCK HELD BY A BROKER, BANK, OR OTHER NOMINEE, YOU WILL NEED PROOF OF OWNERSHIP TO BE ADMITTED TO THE MEETING. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

                      PROPOSAL 1: ELECTION OF DIRECTORS
                      ----------------------------------------------------------
                      Our entire Board of Directors, consisting of 15 members, is to be elected at this annual meeting to hold office until the next annual meeting and the election of their successors.

VOTE REQUIRED         Directors must be elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld for any director will not be counted.

                      Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies would vote your common stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected, as permitted by our By-laws.

GENERAL INFORMATION
ABOUT
THE NOMINEES          All of the nominees are currently directors. Each has
                      agreed to be named in this proxy statement and to serve if elected. Each of the nominees was a director of either heritage Chase or heritage Morgan in 2000 and attended at least 75% of the meetings of the Board and committees on which they served in that year.

                      Unless stated otherwise, all of the nominees have been continuously employed by their present employers for more than five years. All are actively involved in community and charitable affairs. The age indicated in each nominee's biography is as of May 15, 2001, and all other biographical information is as of the date of this proxy statement.

                      In 1991, Manufacturers Hanover Corporation merged into Chemical Banking Corporation. In 1996, The Chase Manhattan Corporation merged into Chemical Banking Corporation, which changed its name to The Chase Manhattan Corporation. As indicated on page 1 of this proxy statement, on December 31, 2000, J.P. Morgan & Co. Incorporated merged into The Chase Manhattan Corporation, which changed its name to J.P. Morgan Chase & Co. In the following biographies, any of these merged companies is referred to as a predecessor institution of the Firm.

                        INFORMATION ABOUT THE NOMINEES
--------------------------------------------------------------------------------

[BECHERER PHOTO]
                        HANS W. BECHERER (AGE 66)
                        Retired Chairman and Chief Executive Officer of Deere & Company (equipment manufacturer). Mr. Becherer is also a director of Honeywell International Inc. and Schering-Plough Corporation. He has been a director of the Firm or a predecessor institution since 1998.

--------------------------------------------------------------------------------

[BECHTEL PHOTO]
                        RILEY P. BECHTEL (AGE 49)
                        Chairman and Chief Executive Officer of Bechtel Group, Inc. (engineering and construction). Mr. Bechtel is also a director of Fremont Group, L.L.C., Fremont Investors, Inc., and Sequoia Ventures Inc. He has been a director of the Firm or a predecessor institution since 1995.

--------------------------------------------------------------------------------

[BENNACK JR. PHOTO]
                        FRANK A. BENNACK JR. (AGE 68)
                        President, Chief Executive Officer, and director of The Hearst Corporation (publishing, broadcasting, and media). Mr. Bennack is also a director of American Home Products Corporation, Hearst-Argyle Television, Inc., and Polo Ralph Lauren Corporation. He has been a director of the Firm or a predecessor institution since 1981.

--------------------------------------------------------------------------------

[BOSSIDY PHOTO]
                        LAWRENCE A. BOSSIDY (AGE 66)
                        Retired Chairman of the Board of Honeywell International Inc. (diversified manufacturing). Mr. Bossidy is also a director of Atlas Commerce, Inc., Merck & Co., Inc., and RightFreight.com. He has been a director of the Firm or a predecessor institution since 1998.

--------------------------------------------------------------------------------

[BURNS PHOTO]
                        M. ANTHONY BURNS (AGE 58)
                        Chairman of Ryder System, Inc. (logistics and transportation solutions). Mr. Burns is also a director of The Black & Decker Corporation, J.C. Penney Company, Inc., and Pfizer Inc. He has been a director of the Firm or a predecessor institution since 1990.

--------------------------------------------------------------------------------

[FULLER PHOTO]
                        H. LAURANCE FULLER (AGE 62)
                        Retired Co-Chairman of BP Amoco p.l.c. (oil, gas, and chemical). Mr. Fuller is also a director of Abbott Laboratories, Motorola, Inc., and Security Capital Group, Inc. He has been a director of the Firm or a predecessor institution since 1985.

--------------------------------------------------------------------------------

[FUTTER PHOTO]
                        ELLEN V. FUTTER (AGE 51)
                        President and Trustee of the American Museum of Natural History. Ms. Futter is also a director of American International Group, Inc., Bristol-Myers Squibb Company, Consolidated Edison, Inc., and a Trustee of Consolidated Edison Company of New York, Inc. She has been a director of the Firm or a predecessor institution since 1997.

--------------------------------------------------------------------------------

[GRAY PHOTO]
                        WILLIAM H. GRAY III (AGE 59)
                        President and Chief Executive Officer of The College Fund/UNCF (educational assistance). Mr. Gray was a member of the United States House of Representatives from 1979 to 1991. He is also a director of Dell Computer Corporation, Electronic Data Systems Corporation, MBIA Inc., Pfizer Inc., The Prudential Insurance Company of America, Rockwell International Corporation, Viacom, and Visteon Corporation. He has been a director of the Firm or a predecessor institution since 1992.

--------------------------------------------------------------------------------

[HARRISON PHOTO]
                        WILLIAM B. HARRISON, JR. (AGE 57)
                        President and Chief Executive Officer. Prior to the Merger, he was Chairman and Chief Executive Officer. He was President and Chief Executive Officer from June to December 1999, prior to which he was Vice Chairman of the Board. He has been a director of the Firm or a predecessor institution since 1991. Mr. Harrison is also a director of Merck & Co., Inc.

--------------------------------------------------------------------------------

[KAPLAN PHOTO]
                        HELENE L. KAPLAN (AGE 67)
                        Of Counsel to the firm of Skadden, Arps, Slate, Meagher & Flom LLP (law firm). Mrs. Kaplan is also a director of Exxon Mobil Corporation, The May Department Stores Company, Metropolitan Life Insurance Company, and Verizon Communications, Inc. She has been a director of the Firm or a predecessor institution since 1987.

--------------------------------------------------------------------------------

[RAYMOND PHOTO]
                        LEE R. RAYMOND (AGE 62)
                        Chairman of the Board and Chief Executive Officer of Exxon Mobil Corporation (oil and gas). Mr. Raymond has been a director of the Firm or a predecessor institution since 1987.

--------------------------------------------------------------------------------

[STAFFORD PHOTO]
                        JOHN R. STAFFORD (AGE 63)
                        Chairman and Chief Executive Officer of American Home Products Corporation (pharmaceutical). Mr. Stafford is also a director of Deere & Company, Honeywell International Inc., and Verizon Communications, Inc. He has been a director of the Firm or a predecessor institution since 1982.

--------------------------------------------------------------------------------

[WARD PHOTO]
                        LLOYD D. WARD (AGE 52)
                        Chairman and Chief Executive Officer of iMotors (on-line retailer) since January 2001. Mr. Ward was Chairman of the Board and Chief Executive Officer of Maytag Corporation from 1999 to November 2000; President and Chief Operating Officer from 1998 to 1999; Executive Vice President and President of Maytag Appliances from 1996 to 1998. Mr. Ward is also a Director of General Motors Corporation. He has been a director of the Firm or a predecessor institution since 1999.

--------------------------------------------------------------------------------

[WARNER III PHOTO]
                        DOUGLAS A. WARNER III (AGE 54)
                        Chairman of the Board as of December 31, 2000. Prior to the Merger, he was Chairman of the Board and Chief Executive Officer of heritage Morgan. He has been a director of the Firm or a predecessor institution since 1990. Mr. Warner is also a director of Anheuser-Busch Companies, Inc. and General Electric Company.

--------------------------------------------------------------------------------

[WHITMAN PHOTO]
                        MARINA v.N. WHITMAN (AGE 66)
                        Professor of Business Administration and Public Policy at the University of Michigan. Prior to her appointment at the University of Michigan in 1992, Dr. Whitman was Vice President and Group Executive of General Motors Corporation. She is also a director of Alcoa Inc., The Procter & Gamble Company, and Unocal Corp. Dr. Whitman has been a director of the Firm or a predecessor institution since 1973.

                      ABOUT THE BOARD AND ITS COMMITTEES
                      ----------------------------------------------------------
THE BOARD             JPMorgan Chase is governed by a Board of Directors and
                      various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through considerable telephone contact and other communications with the Chairman, the Chief Executive
                      Officer, and others regarding matters of concern and interest to the Firm. During 2000, there were 13 meetings of the Board.

COMMITTEES OF THE BOARD
                      The Board has five principal committees. The following describes for each committee its current membership, the number of meetings held during 2000, and its function. All members of these committees are non-employee directors.

AUDIT COMMITTEE       HANS W. BECHERER, FRANK A. BENNACK JR., M. ANTHONY BURNS
                      (CHAIRMAN), LLOYD D. WARD
                      This committee met seven times in 2000. It reviews and discusses reports and other communications concerning management's responsibilities to:
                         - safeguard the assets and income of the Firm
                         - provide for reliable and timely financial information
                          and statements
                         - maintain compliance with the Firm's ethical
                           standards, policies, plans, and procedures, as well as applicable laws and regulations

COMPENSATION AND
MANAGEMENT DEVELOPMENT
COMMITTEE             RILEY P. BECHTEL, WILLIAM H. GRAY III, LEE R. RAYMOND,
                      JOHN R. STAFFORD (CHAIRMAN)
                      This committee met eight times in 2000. The committee:
                         - determines compensation and benefit policies and
                          procedures
                         - approves senior officer compensation
                         - advises the Board on the development of, and
                           succession for, key executives

GOVERNANCE COMMITTEE  FRANK A. BENNACK JR., LAWRENCE A. BOSSIDY, ELLEN V.
                      FUTTER, HELENE L. KAPLAN, LEE R. RAYMOND (CHAIRMAN), JOHN
                      R. STAFFORD
                      This committee met once in 2000. The committee:
                         - considers nominees for election to the Board,
                           including any written recommendation by a stockholder that is mailed to the attention of the Secretary
                         - reviews duties and composition of Board committees
                         - counsels the Board on other Board governance matters

PUBLIC POLICY COMMITTEE
                      HANS W. BECHERER, RILEY P. BECHTEL, M. ANTHONY BURNS, H. LAURANCE FULLER, WILLIAM H. GRAY III (CHAIRMAN), LLOYD D. WARD, MARINA v.N. WHITMAN
                      This committee met four times in 2000. The committee:
                         - reviews our charitable and community-oriented
                           activities, including strategy with respect to charitable contributions and projects undertaken to improve the communities we serve
                         - reviews our community reinvestment activities

RISK POLICY COMMITTEE LAWRENCE A. BOSSIDY, H. LAURANCE FULLER, ELLEN V. FUTTER,
                      HELENE L. KAPLAN (CHAIRMAN), MARINA v.N. WHITMAN
                      This committee met six times in 2000. The committee:
                         - acts in a general advisory capacity to management in
                           respect of activities that give rise to credit risk and market risk
                         - is to be fully apprised of these risks and how they
                          are created and managed
                         - reviews a general risk management mandate to govern
                          these activities
                         - re-evaluates regularly our risk exposure, risk
                          tolerance, and the established mandate
                         - reviews and, as appropriate, approves policies to
                          control risk exposure
                         - reviews the fiduciary and investment advisory
                           activities of our subsidiaries
 8

                      DIRECTOR COMPENSATION
                      ----------------------------------------------------------
                      Directors who are officers of the Firm do not receive any fees for their services as directors. Each non-employee director receives an annual retainer of $25,000. Each of the Chairmen of the Audit Committee, the Compensation and Management Development Committee, and the Risk Policy Committee receives an additional fee of $16,000 per year, and each other member of these committees receives an additional fee of $8,000 per year. Each of the Chairmen of the Governance Committee and the Public Policy Committee receives an additional fee of $10,000 per year, and each other member of these committees receives an additional fee of $5,000 per year. Each non-employee director receives $1,250 for each meeting of the Board of Directors and each Board committee meeting attended. Non-employee directors also receive an annual grant of $70,000 worth of common stock.

                      Mr. Warner, Mr. Harrison, Mr. Bennack, Mr. Bossidy, Ms. Futter, Mr. Gray, and Mrs. Kaplan are directors of each of the Banks. Each non-employee director receives $1,250 for each meeting of the Board of Directors of the Banks attended; however, only one fee is paid for attendance at meetings that serve both the Firm and the Banks.

                      Non-employee directors may elect to be included in a group term life insurance policy and a business travel accident insurance policy. During 2000, the Firm paid average premiums for these coverages of approximately $1,273 per director. A director may elect to participate in the Firm's medical insurance coverage, with the cost of the coverage paid by the director.

                      Directors may invest in a pool of investments that become available to the Firm primarily through the activities of JPMorgan Partners.

DEFERRED COMPENSATION
ARRANGEMENTS FOR
NON-EMPLOYEE
DIRECTORS             Each year non-employee directors may elect to defer all or part of their cash compensation and/or all of their common stock compensation. A director's right to receive future payments under any deferred compensation arrangement is an unsecured claim against JPMorgan Chase's general assets.
                      Cash amounts may be deferred into various investment equivalents, including a common stock equivalent, and will be paid and distributed in cash when the director retires from the Board. Stock compensation may be deferred only as common stock and is distributable only in common stock when the director retires from the Board. Deferred cash compensation may be relinquished for benefits under a split-dollar life insurance program.

                      SECURITY OWNERSHIP OF MANAGEMENT
                      ----------------------------------------------------------
                      The following table shows the number of shares of common stock and common stock equivalents beneficially owned as of March 1, 2001, by each nominee for director, the executive officers named in the summary compensation table, and all nominees and executive officers as a group. Unless otherwise indicated, each of the named individuals and each member of the group has sole voting power and sole investment power with respect to the shares shown. The number of shares beneficially owned, as that term is defined by Rule 13d-3 under the Securities Exchange Act of 1934, by all nominees and executive officers as a group totals less than 1.0% of the outstanding common stock as of March 1, 2001. No nominee or executive officer beneficially owns any JPMorgan Chase preferred stock.

                      SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
                      ----------------------------------------------------------

                                  NAME OF INDIVIDUAL                                            COMMON STOCK
                                  --------------------------------------------------------------------------
                                  Hans W. Becherer............................................        10,768(1)(2)
                                  Riley P. Bechtel............................................        11,532(1)(2)
                                  Frank A. Bennack Jr. .......................................        29,455(2)
                                  Lawrence A. Bossidy.........................................        22,858(1)
                                  M. Anthony Burns............................................        20,804(1)(2)
                                  Ramon de Oliveira...........................................       391,342(3)
                                  H. Laurance Fuller..........................................        45,222(1)(2)
                                  Ellen V. Futter.............................................         7,120(1)
                                  William H. Gray III.........................................        19,220(1)(2)
                                  William B. Harrison, Jr. ...................................     2,728,403(1)(3)(4)(5)
                                  Helene L. Kaplan............................................        31,259(1)(2)
                                  Donald H. Layton............................................     1,588,167(1)(3)
                                  Lee R. Raymond..............................................        54,506(1)(2)
                                  Marc J. Shapiro.............................................     1,720,290(1)(3)
                                  John R. Stafford............................................        40,988(1)(2)(5)
                                  Lloyd D. Ward...............................................         4,950(1)
                                  Douglas A. Warner III.......................................     3,970,873(3)(5)
                                  Marina v.N. Whitman.........................................        25,769(2)(5)
                                  All nominees and executive officers as a group (27
                                    persons)..................................................    14,777,919

                      ----------------------------------------------------------
                      1 The amounts reported include shares of common stock,
                        receipt of which has been deferred under deferred compensation plan arrangements, as follows: Mr.
                        Becherer: 4,105 shares; Mr. Bechtel: 8,757 shares; Mr.
                        Bossidy: 4,358 shares; Mr. Burns: 6,233 shares; Mr.
                        Fuller: 15,423 shares; Ms. Futter: 5,270 shares; Mr.
                        Gray: 11,286 shares; Mr. Harrison: 97,946 shares; Mrs.
                        Kaplan: 5,522 shares; Mr. Layton: 60,150 shares; Mr.
                        Raymond: 13,348 shares; Mr. Shapiro: 305,379 shares; Mr.
                        Stafford: 9,223 shares; Mr. Ward: 1,250 shares; and all nominees and executive officers as a group: 740,514 shares.

                      2 The amounts reported include the number of units of
                        common stock equivalents held by certain directors under deferred compensation arrangements entitling those directors, upon termination of service, to receive a cash payment for each unit equal to the fair market value at that time of a share of common stock as follows: Mr. Becherer: 2,103 units; Mr. Bechtel: 925 units; Mr. Bennack: 14,037 units; Mr. Burns: 7,409 units; Mr. Fuller: 17,949 units; Mr. Gray: 7,934 units; Mrs. Kaplan: 14,037 units; Mr. Raymond: 39,308 units; Mr. Stafford: 24,493 units; Dr. Whitman: 12,115 units; and all nominees as a group: 140,310 units.

                      3 The amounts reported include shares of common stock that may be acquired within 60 days of March 1, 2001, through the exercise of stock options as follows: Mr. Harrison:
                        2,039,512 shares; Mr. Layton: 1,184,708 shares; Mr.
                        Shapiro: 1,163,912 shares; Mr. Warner: 2,361,910 shares; and all nominees and executive officers as a group:
                        8,674,047 shares. The amounts reported also include shares of common stock that may be received at the end of a restricted period and/or when common stock price targets are met pursuant to forfeitable awards of restricted stock and/or restricted stock units as follows: Mr. Harrison: 341,176 shares; Mr. de Oliveira; 364,332 shares; Mr. Layton: 255,000 shares; Mr. Shapiro:
                        228,577 shares; Mr. Warner: 231,971 shares; and all nominees and executive officers as a group: 2,290,596 shares.

                      4 The amounts reported include common stock allocated to
                        accounts under a Section 401(k) plan as follows: Mr.
                        Harrison: 17,589 shares; and all executive officers as a group: 23,479 shares.

                      5 The amounts reported include shares for which beneficial ownership is disclaimed as follows: Mr. Harrison: 30,249 shares; Mr. Stafford: 900 shares; Mr. Warner: 23,088 shares; Dr. Whitman: 1,554 shares; and all nominees and executive officers as a group: 58,139 shares.

                      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
                      ----------------------------------------------------------
COMPENSATION POLICIES The Compensation and Management Development Committee,
                      which consists solely of non-employee directors, administers the compensation and benefit programs of the Firm and its subsidiaries and determines the compensation of executive officers. The committee's recommendations regarding officer directors are subject to ratification by the Board of Directors. Because of the merger of The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated on December 31, 2000, this report also discusses, where appropriate, compensation paid for 2000 under heritage Morgan compensation programs for executive officers of heritage Morgan.

                      JPMorgan Chase's compensation programs are designed to attract, retain, and motivate top quality, effective executives and professionals. Our compensation policy for executive officers emphasizes performance-based pay over fixed salary and uses stock-based awards based on the performance of our stock to further align the interests of executive officers with our stockholders. JPMorgan Chase seeks to provide compensation levels that are competitive with those provided by the appropriate peer groups of financial institutions in each of the markets and businesses in which we compete. During 2000, the committee received reports from independent consultants to ensure that the program, in the committee's judgment, remains competitive and able to meet its objectives.

                      Peer groups will differ for different businesses and, in general, each peer group will consist of comparable financial institutions and other competitors that compete in the same markets and seek to sell similar groups of financial services and products. Appropriate peer groups will change over time. These peer groups do not correspond to the large list of institutions that make up the indices shown on page 16 of the proxy statement.

RELATIONSHIP OF
CORPORATE
PERFORMANCE
TO COMPENSATION       Compensation paid to the Firm's executive officers for
                      2000 consisted primarily of salary, bonuses, and awards of stock options and restricted stock awarded under the Firm's 2000 Key Executive Performance Plan and the 1996
                      Long-Term Incentive Plan, as amended. Awards to heritage
                      Morgan officers were made under the heritage Morgan 1995
                      Executive Officer Performance Plan and the heritage Morgan
                      1995 Stock Incentive Plan. The payment of bonuses and the awards of stock options and restricted stock are directly related to corporate and individual performance and, where relevant, business unit performance. In addition, executive officers were awarded options under a special program, the Growth Performance Incentive Program, to provide participants incentive to achieve outstanding operating financial results for JPMorgan Chase for 2001 and 2002.

CASH COMPENSATION     An executive officer's cash compensation is made up of
                      base salary and an annual performance bonus. For each executive, the committee reviews salaries paid to similarly situated executives in the relevant competitor peer group. A particular executive's actual salary will be set based on this competitive review and the executive's performance and level of experience and JPMorgan Chase's emphasis on performance-based rather than salary-based compensation.

                      Annual performance bonuses are awarded based on the executive's success in achieving corporate, business unit, and individual performance goals. In setting these awards, the committee takes account of market data and trends in the appropriate peer groups.

                      Quantitative performance goals may vary from year to year and have included such factors as earnings per share growth, revenue growth, return on common equity, shareholder value added, income before income tax expense, credit quality, and management indicators. Qualitative measures include the committee's assessment of the executive's success in (1) defining and executing our long-term strategic vision; (2) achieving market leadership positions in key businesses; (3) developing leaders who can meet the growing demands of the marketplace; and (4) implementing our diversity efforts at all levels of the organization. For 2001, the executive's effectiveness in executing the Merger -- refining and implementing business strategies; building the culture; integrating the organization; creating new organizations; and retaining key talent -- will also be evaluated.

                      A portion of each annual performance bonus in excess of a certain amount is mandatorily deferred. The mandatorily deferred amount will be paid out over a several year period or upon retirement and is subject to certain forfeiture provisions upon termination of employment.

STOCK-BASED
COMPENSATION          JPMorgan Chase believes that the grant of significant
                      annual stock-based awards further links the interests of senior management and our stockholders. The committee sets targeted ranges for stock-based awards for each executive based upon the award practices of the relevant peer group.
                      Actual awards reflect the committee's assessment of the individual's current and potential contribution to JPMorgan Chase's success.

                      In January 2001, the committee granted heritage Chase executive officers stock options that become exercisable over four years and expire on January 18, 2011, and performance accelerated restricted stock units. Half of the units will vest after five years of continued employment. Twenty-five percent of the units will vest only if the price of JPMorgan Chase's common stock averages $75 for a ten consecutive trading day period before January 25, 2006. Twenty-five percent of the units will vest only if the price of JPMorgan Chase's common stock averages $85 for a ten consecutive trading day period before January 25, 2006. All awards vest in case of death or disability or retirement, except that after retirement, awards related to a target price will vest only if the target price is met. The committee approved grants of stock options and performance accelerated restricted stock units with similar terms in

                      January 2000. The awards to heritage Morgan officers in January 2001 consisted of restricted stock units which were vested at grant, but subject to a three-year nontransferable period, and options which become exercisable over three years and expire on January 18, 2011.

                      Final compensation data for JPMorgan Chase's competitive peer groups for calendar year 2000 is not yet available. The committee estimates that total compensation amounts for executive officers (base salary, annual bonus, and stock-based awards) will place JPMorgan Chase in approximately the 75th percentile of compensation levels of applicable peer groups.

DEDUCTIBILITY OF
EXECUTIVE
COMPENSATION          In May 1999, our stockholders approved the Key Executive
                      Performance Plan (2000 KEPP), a plan designed to allow
                      JPMorgan Chase a tax deduction for incentive compensation payments to the Chief Executive Officer and the other four most highly paid executive officers. Absent the 2000 KEPP, such incentive compensation payments would not be deductible to the extent such amounts for any such officer in any year exceeded $1 million. In administering this plan, the committee will promote its policy of maximizing corporate tax deductions, wherever feasible.

                      Under the 2000 KEPP, each participant is allocated a percentage of a bonus pool at the beginning of the performance year (subject to reduction by the committee and a separate individual participant limit).

COMPENSATION ACTIONS
FOR
MR. HARRISON          In January 2001, the committee, as ratified by the Board
                      of Directors, awarded Mr. Harrison under the 2000 KEPP a 2000 performance bonus of $5,281,250 (a portion of which was mandatorily deferred) and 14,033 restricted stock units that vest after three years. The committee also awarded Mr. Harrison stock-based awards of 433,425 nonqualified stock options that become exercisable over four years and 93,714 performance accelerated restricted stock units that vest as described above. These awards reflect the achievement of the following 2000 operating results -- earnings: $5.93 billion; return on average common stockholders' equity: 16.1%; fully diluted earnings per share: $2.96; revenues: $32.79 billion; and shareholder value added: $1.66 billion. In addition to Mr.
                      Harrison's continuing efforts in leadership development and diversity, the committee also noted, among others, these key achievements: (1) the successful integration of H&Q; (2) the Beacon acquisition that strengthened our domestic M&A practice; (3) the Flemings acquisition that enhanced our investment banking and asset management capabilities in Europe and Asia; (4) key leadership positions in derivatives, foreign exchange, M&A, asset management, private banking, and global custody; and (5) the continued profitability of a diverse portfolio of strong U.S. consumer businesses.

                      In January 2000, the committee awarded Mr. Harrison a 1999 performance bonus of $5,281,250 (a portion of which was mandatorily deferred); 14,606 restricted stock units that vest after three years; 448,050 nonqualified stock options that become exercisable over four years and 96,845 performance accelerated restricted stock units.

                      Under the special Growth Performance Incentive Program, the committee awarded Mr. Harrison 1,464,272 nonqualified stock options. Fifty percent of these options will become exercisable in January 2003 if the committee determines that Cumulative Fully Diluted Cash Operating Earnings per Share excluding JPMorgan Partners and extraordinary events (Cumulative EPS) of $8.50 is achieved for 2001 and 2002. An additional fifty percent of these options will become exercisable in January 2003 if Cumulative EPS of $9.00 is achieved for 2001 and 2002. These goals compare to Cumulative EPS over the past two years of $6.04. If the committee determines that these performance goals are not achieved, then these options will become exercisable January 18, 2007.

                      Dated as of March 20, 2001

                      Compensation and Management Development Committee

                      John R. Stafford (Chairman)
                      Riley P. Bechtel
                      William H. Gray III
                      Lee R. Raymond
 12

                      EXECUTIVE COMPENSATION TABLES
                      ----------------------------------------------------------
                      All compensation information reported in the following tables was paid or awarded pursuant to either heritage Chase or heritage Morgan compensation and benefit programs in effect at the time of the Merger. All stock-based awards have been adjusted for Mr. Harrison, Mr. Layton, and Mr. Shapiro to reflect the 3-for-2 stock split effective May 17, 2000, and for Mr. Warner and Mr. de Oliveira to reflect the 3.7 Merger conversion rate. Restricted stock, option, and long-term incentive plan
                      (LTIP) awards granted in January are now being reported as compensation for the prior fiscal year. Because heritage Chase's prior practice was to report these January grants as compensation for the year of grant, the 1999 and 1998 restricted stock and option columns of the summary compensation table have been restated for Mr. Harrison, Mr. Layton, and Mr. Shapiro, and we have included tables for option grants and LTIP awards made in January 2001 and January 2000.

                      I. SUMMARY COMPENSATION TABLE
                      ----------------------------------------------------------

                                                                        ANNUAL COMPENSATION (1)
                                                                       ------------------------

                                  NAME AND
                                  PRINCIPAL POSITION             YEAR  SALARY ($)    BONUS ($)
                                  -------------------------------------------------------------
                                  Douglas A. Warner III          2000  $  700,000   $13,700,000
                                  Chairman of the Board          1999     700,000     4,600,000
                                                                 1998     700,000     1,175,000
                                  William B. Harrison, Jr.       2000   1,000,000     5,281,250
                                  President and Chief            1999     930,769     5,281,250
                                  Executive Officer              1998     769,231     5,072,917
                                  Ramon de Oliveira              2000     400,000     8,600,000
                                  Investment Management and
                                  Private Banking
                                  Donald H. Layton               2000     500,000     9,656,250
                                  Investment Bank                1999     500,000     7,031,250
                                  Marc J. Shapiro                2000     675,000     3,531,250
                                  Finance, Risk Management,      1999     675,000     1,781,250
                                  and Administration             1998     628,846     1,168,750

                                                                          LONG-TERM COMPENSATION AWARDS
                                                                 --------------------------------------
                                                                          AWARDS                PAYOUTS
                                                                 -------------------------   ----------
                                                                               SECURITIES
                                                                 RESTRICTED    UNDERLYING       LTIP       ALL OTHER
                                  NAME AND                       STOCK AWARD     OPTIONS      PAYOUTS     COMPENSATION
                                  PRINCIPAL POSITION               ($) (2)     GRANTED (#)    ($) (3)       ($) (4)
                                  -----------------------------  -----------------------------------------------------
                                  Douglas A. Warner III          $3,840,000     1,683,783    $9,696,667    $        0
                                  Chairman of the Board           4,600,000       555,000             0             0
                                                                  1,175,000       462,500             0             0
                                  William B. Harrison, Jr.        3,118,766     1,897,697             0       952,500
                                  President and Chief             3,101,781     1,348,050             0        46,539
                                  Executive Officer               2,182,796       330,000     1,117,032        38,462
                                  Ramon de Oliveira               2,400,000       905,937     6,358,667             0
                                  Investment Management and
                                  Private Banking
                                  Donald H. Layton                3,093,758       878,564             0       926,205
                                  Investment Bank                 2,268,769       237,741             0       625,000
                                  Marc J. Shapiro                 2,468,763     1,014,741             0     1,933,406
                                  Finance, Risk Management,       1,712,128       263,649             0       964,468
                                  and Administration              1,190,753       180,000       744,688     1,064,931

                      ----------------------------------------------------------
                      1 Includes amounts paid or deferred during each year.

                      2 All awards of restricted stock units are valued as of
                        the date of grant. Awards for 2000 to Mr. Warner and Mr. de Oliveira were vested at, but are not transferable for three years from, the date of grant. Dividend equivalents are payable on all restricted stock units. The number and aggregate market value of all restricted stock units held as of December 31, 2000 (including forfeitable awards and awards of restricted stock units made on January 18, 2001, relating to the 2000 performance bonus) were as follows: Mr. Warner: 231,971 units ($10,540,182); Mr. Harrison: 378,727 units
                        ($17,208,408); Mr. de Oliveira: 361,719 units
                        ($16,435,607); Mr. Layton: 286,821 units ($13,032,429);
                        and Mr. Shapiro: 246,943 units ($11,220,472).

                      3 The 2000 LTIP payouts for Mr. Warner and Mr. de Oliveira represent awards earned under heritage Morgan's 1998 Performance Plan. The 1998 LTIP payouts for Mr. Harrison and Mr. Shapiro represent the market value of common stock distributed when Long-Term Incentive Plan restricted stock units vested.

                      4 Includes employer contributions to 401(k) plans. Certain executive officers and other employees may invest on an after-tax basis in a pool of investments that become available to JPMorgan Chase primarily through the activities of JPMorgan Partners. Participating employees purchase an interest in a limited partnership, the general partner of which is a JPMorgan Chase subsidiary. JPMorgan Chase makes a preferred equity capital contribution to the partnership in an amount equal to three times the amounts invested by the employee participants and is entitled to receive a fixed annual return specified under the terms of the limited partnership agreement. Upon distribution of partnership assets, JPMorgan Chase is entitled to a priority in the return of its preferred equity contribution, plus the fixed annual return, before distribution of any remaining assets to the employee participants based on their capital contributions. JPMorgan Chase made preferred equity contributions to that partnership for the year 2000 in the amount of $900,000 for each of Mr. Harrison, Mr. Layton, and Mr. Shapiro, and for the year 1999 in the amount of $600,000 for Mr. Layton. Amounts for Mr. Shapiro include allowances and reimbursements related to his relocation to New York ($707,258 in 2000, $673,300 in 1999, and $722,651 in 1998) and tax
                        reimbursements related to such payments ($291,191 in 2000, $257,418 in 1999, and $310,837 in 1998).

                      II. STOCK OPTION GRANT TABLES
                      ----------------------------------------------------------

                                  OPTION GRANTS -- JANUARY 2001(1)
                                  ----------------------------------------------     PERCENT OF
                                                                                    TOTAL OPTIONS    EXERCISE OR
                                                                        OPTIONS      GRANTED TO      BASE PRICE     EXPIRATION
                                  NAME                                  GRANTED       EMPLOYEES       ($/SHARE)        DATE
                                  --------------------------------------------------------------------------------------------
                                  Douglas A. Warner III                  512,365(2)         0.44%      $51.22       01/18/2011
                                                                       1,171,418(3)         1.00        51.22       01/18/2011
                                  William B. Harrison, Jr.               433,425(2)         0.37        51.22       01/18/2011
                                                                       1,464,272(3)         1.25        51.22       01/18/2011
                                  Ramon de Oliveira                      320,228(2)         0.27        51.22       01/18/2011
                                                                         585,709(3)         0.50        51.22       01/18/2011
                                  Donald H. Layton                       292,855(2)         0.25        51.22       01/18/2011
                                                                         585,709(3)         0.50        51.22       01/18/2011
                                  Marc J. Shapiro                        429,032(2)         0.37        51.22       01/18/2011
                                                                         585,709(3)         0.50        51.22       01/18/2011

                                  OPTION GRANTS -- JANUARY 2001(1)
                                  -----------------------------------
                                                                       GRANT DATE
                                                                         PRESENT
                                  NAME                                    VALUE
                                  -----------------------------------  -----------
                                  Douglas A. Warner III                $ 9,796,419
                                                                        22,397,512
                                  William B. Harrison, Jr.               8,287,086
                                                                        27,996,881
                                  Ramon de Oliveira                      6,122,759
                                                                        11,198,756
                                  Donald H. Layton                       5,599,388
                                                                        11,198,756
                                  Marc J. Shapiro                        8,203,092
                                                                        11,198,756

                      ----------------------------------------------------------
                      1 All grants were nonqualified stock options, granted in
                        January 2001.

                      2 Option grants in 2001 to Mr. Harrison, Mr. Layton, and
                        Mr. Shapiro are exercisable in four equal annual installments beginning on January 18, 2002; option grants in 2001 to Mr. Warner and Mr. de Oliveira are exercisable in three equal annual installments beginning on January 18, 2002.

                      3 Special option grants under the Growth Performance
                        Incentive Program, as described in the compensation committee report on pages 11 and 12 of this proxy statement.

                                  OPTION GRANTS -- JANUARY 2000(1)
                                  ------------------------------------------------------------------
                                                                                        PERCENT OF
                                                                                       TOTAL OPTIONS
                                                                          OPTIONS       GRANTED TO
                                  NAME                                  GRANTED (2)      EMPLOYEES
                                  ------------------------------------------------------------------
                                  William B. Harrison, Jr.                 448,050             0.95%
                                  Donald H. Layton                         237,741             0.51
                                  Marc J. Shapiro                          263,649             0.56

                                  OPTION GRANTS -- JANUARY 2000(1)
                                  ------------------------------------  ---------------------------------------

                                                                        EXERCISE OR                  GRANT DATE
                                                                        BASE PRICE     EXPIRATION     PRESENT
                                  NAME                                   ($/SHARE)        DATE         VALUE
                                  ------------------------------------  ---------------------------------------
                                  William B. Harrison, Jr.               $49.2113      01/19/2010    $9,870,543
                                  Donald H. Layton                        49.2113      01/19/2010     5,237,434
                                  Marc J. Shapiro                         49.2113      01/19/2010     5,808,187

                      ----------------------------------------------------------
                      1 All grants were nonqualified stock options, granted in
                        January 2000.

                      2 Options grants in 2000 are exercisable in four equal
                        annual installments beginning on January 19, 2001.

                      For the option grants disclosed in the above tables, present values on the grant dates were determined by using the Black-Scholes option pricing model modified to take dividends into account. The values set forth in the tables should not be viewed in any way as a forecast of the performance of our common stock, which will be influenced by future events and unknown factors. The model as applied used the applicable grant dates and the exercise prices shown in the tables, and the fair market value of common stock on the respective grant dates, which was in each case the same as the exercise price. The model assumed (i) a risk-free rate of return that was the implied rate on 10-year U.S. Treasury zero coupon bonds on the grant date;
                      (ii) stock price volatility; (iii) a constant dividend yield that was based on the historical common stock dividend as of the grant date; and (iv) the exercise of all options on the final day of their 10-year terms. No discount from the theoretical value was taken to reflect the waiting period prior to vesting, the limited transferability of the options, and the likelihood of the options being exercised in advance of the final day of their terms. The specific assumptions used to value the option grants shown in the tables above were:

                      ----------------------------------------------------------

                                  DATE OF GRANT               STOCK PRICE    RISK-FREE RATE    DIVIDEND YIELD    VOLATILITY
                                  -----------------------------------------------------------------------------------------
                                  01/18/2001                   $51.22             5.18%             2.50%             33%
                                  01/19/2000                    49.2113           6.77              2.22              36
                                  -----------------------------------------------------------------------------------------

                      III. AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES
                      ----------------------------------------------------------

                                                                AGGREGATED OPTION EXERCISES
                                                        --------------------------------------------
                                                         SHARES ACQUIRED
                                  NAME                   ON EXERCISE (#)     VALUE REALIZED ($) (1)
                                  ------------------------------------------------------------------
                                  Douglas A. Warner III            213,608                $4,548,647
                                  William B. Harrison,
                                   Jr.                              31,500                 1,387,970
                                  Ramon de Oliveira                      0                         0
                                  Donald H. Layton                       0                         0
                                  Marc J. Shapiro                   31,500                 1,464,095
                                  ------------------------------------------------------------------

                                                            NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                  OPTIONS                    OPTIONS (2)
                                                         --------------------------   --------------------------
                                  NAME                   EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                                  ---------------------  -------------------------------------------------------
                                  Douglas A. Warner III   2,361,910       1,100,000   $43,037,254   $18,959,625
                                  William B. Harrison,
                                   Jr.                    1,762,500       1,580,550    38,993,354     1,672,143
                                  Ramon de Oliveira         795,500         740,000     8,435,761    16,623,750
                                  Donald H. Layton        1,035,273         462,741    27,240,953       912,078
                                  Marc J. Shapiro         1,068,000         488,649    28,678,557       912,078
                                  ------------------------------------------------------------------

                     1 Where applicable, amounts indicated include values that
                       would have been realized on exercise but were deferred into common stock units.

                     2 Value based on $45.4375, the closing price per share of
                       common stock on December 29, 2000.

                      IV. LONG-TERM INCENTIVE AWARDS
                      ----------------------------------------------------------
                      All of the awards reported in the following tables will be forfeited if applicable target prices are not met within the time specified.

                      JANUARY 2001 AWARDS
                      ----------------------------------------------------------

                                                                           NUMBER             PERFORMANCE PERIOD
                                  NAME                               OF SHARES (#) (1)    UNTIL MATURATION OR PAYOUT
                                  -----------------------------------------------------------------------------------
                                  William B. Harrison, Jr.                       46,857                See footnote 2
                                  Donald H. Layton                               34,166
                                  Marc J. Shapiro                                39,047
                                  -----------------------------------------------------------------------------------

                                     PAYOUT IN SHARES IF AVERAGE
                                    PRICE OF COMMON STOCK FOR 10
                                    CONSECUTIVE BUSINESS DAYS IS
                                    -----------------------------
                                         $75             $85
                                    -----------------------------
                                  <S
                                          23,429          23,428
                                          17,083          17,083
                                          19,524          19,523
                                  -----------------------------------------------------------------------------------

                     1 These restricted stock units were granted on January 18,
                       2001, at a stock price of $51.22 per share and will be forfeited if the applicable target prices are not met on or before January 25, 2006.

                     2 The restricted stock units will vest when the relevant
                       target prices are reached, but in no event earlier than January 25, 2002, for units having a $75 target price and no earlier than January 25, 2004, for those units having a target price of $85.
                      ----------------------------------------------------------

                      JANUARY 2000 AWARDS
                      ----------------------------------------------------------

                                                                      NUMBER             PERFORMANCE PERIOD
                                  NAME                          OF SHARES (#) (1)    UNTIL MATURATION OR PAYOUT
                                  ------------------------------------------------------------------------------
                                  William B. Harrison, Jr.                  48,420                See footnote 2
                                  Donald H. Layton                          26,415
                                  Marc J. Shapiro                           30,480
                                  ------------------------------------------------------------------------------

                                                                  PAYOUT IN SHARES IF AVERAGE
                                                                 PRICE OF COMMON STOCK FOR 10
                                                                 CONSECUTIVE BUSINESS DAYS IS
                                                                 -----------------------------
                                  NAME                              $73.33          $83.33
                                  -----------------------------  -----------------------------
                                  William B. Harrison, Jr.             24,210          24,210
                                  Donald H. Layton                     13,208          13,207
                                  Marc J. Shapiro                      15,240          15,240
                                  ------------------------------------------------------------------------------

                     1 These restricted stock units were granted on January 19,
                       2000, at a stock price of $49.2113 per share and will be forfeited if the applicable target prices are not met on or before January 25, 2005.

                     2 The restricted stock units will vest when the relevant
                       target prices are reached, but in no event earlier than January 25, 2001, for units having a $73.33 target price and no earlier than January 25, 2003, for those units having a target price of $83.33.

                      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      ----------------------------------------------------------
                      Below is a line graph that compares the yearly percentage change in the cumulative total stockholder return of our common stock to the cumulative total return of the S&P 500 Index and the S&P Financial Index for each of the five years in the period commencing December 31, 1995 and ending December 31, 2000. The results are based on an assumed $100 invested on December 31, 1995 and reinvestment of dividends.

                      COMPARISONS OF FIVE-YEAR TOTAL STOCKHOLDER RETURN
                      ----------------------------------------------------------

                                                     JPMORGAN CHASE                  S&P 500                  S&P FINANCIAL
                                                     --------------                  -------                  -------------
1995                                                     100.00                      100.00                      100.00
1996                                                     156.77                      122.96                      135.18
1997                                                     196.65                      163.99                      200.20
1998                                                     260.70                      210.86                      223.08
1999                                                     290.91                      255.23                      231.93
2000                                                     261.76                      231.99                      292.42

                      RETIREMENT BENEFITS
                      ----------------------------------------------------------
                      As of the date of this proxy statement, the retirement plans of heritage Chase and heritage Morgan have not been consolidated. They are expected to be merged as of January 1, 2002. Until the benefit plans are combined, employees remain covered by the plans in which they participated at the time of the Merger.

                      HERITAGE CHASE
                      ----------------------------------------------------------
RETIREMENT PLAN       Eligible U.S. employees (generally salaried employees) of
                      those heritage Chase subsidiaries that have elected to participate in the heritage Chase Retirement Plan earn benefits under the plan if they have been employed for at least one year and have attained age 21. Benefits generally become vested after five years of service. On a monthly basis, a bookkeeping account in a participant's name is credited with an amount equal to a percentage of the participant's base salary, depending on years of credited service, as follows:

                      ----------------------------------------------------------

                                                                                                               % OF
                                  YEARS OF CREDITED SERVICE                                                   SALARY
                                  -------------------------------------------------------------------------------------
                                  less than
                                    4         ............................................................            4
                                  4-6         ............................................................            5
                                  7-10        ............................................................            6
                                  11-15       ............................................................            8
                                  16-20       ............................................................           10
                                  21-25       ............................................................           12
                                  26 or more  ............................................................           14
                                  -------------------------------------------------------------------------------------

                      These accounts also receive interest credits based on average U.S. Treasury Bill rates for the previous year plus 1%. In addition, certain annuity benefits earned by participants under prior plans of heritage Chase were converted to additional credit balances under the heritage Chase Retirement Plan as of January 1, 1997. When a participant terminates employment, the amount credited to the participant's account is converted into an annuity or paid to the participant in a lump sum.

SUPPLEMENTAL RETIREMENT
BENEFITS Supplemental retirement benefits are provided to the heritage Chase executive officers and certain other participants under various nonqualified, unfunded plans. Unfunded benefits are provided to certain employees, including each heritage Chase executive officer, whose benefits under the heritage Chase Retirement Plan are limited by type of compensation or amount under applicable federal tax laws and regulations. Designated employees may also receive an unfunded annual benefit at retirement equal to a percentage of final average base pay compensation multiplied by years of service reduced by the amount of all benefits received under the heritage Chase Retirement Plan and other nonqualified, unfunded arrangements. Heritage Chase also provides a fixed retirement benefit per year of service to certain designated persons.

ESTIMATE OF RETIREMENT
BENEFITS The following table shows the estimated annual retirement benefits, including supplemental retirement benefits under the plans applicable to the named executive officer, that would be payable to the officer listed if he were to retire at age 65 at his 2000 base salary and payments were made in the form of a 50% joint and surviving spouse annuity, which is the normal form of payment for married employees.

                      ESTIMATED AGE 65 RETIREMENT BENEFITS(1)
                      ----------------------------------------------------------

                                                                                                 ESTIMATED ANNUAL
                                  NAME                                                          RETIREMENT BENEFIT
                                  --------------------------------------------------------------------------------
                                  William B. Harrison, Jr. ...................................          $1,102,240
                                  Donald H. Layton............................................             806,001
                                  Marc J. Shapiro.............................................             989,877
                                  --------------------------------------------------------------------------------

                     1 Amounts include (i) interest credits for cash balances
                       projected to be 7.1% per year on annual salary credits and 8.9% per year on prior service balances, if any, and
                       (ii) accrued benefits as of December 31, 2000, under retirement plans then applicable to the named executive officer. Benefits are not subject to any deduction for social security payments.

                      HERITAGE MORGAN
                      ----------------------------------------------------------
RETIREMENT PLAN       Eligible U.S. employees (generally salaried employees) of
                      those heritage Morgan subsidiaries that participate in the heritage Morgan Retirement Plan earn benefits under the plan if they have been employed for at least six months and have attained age 21. Through December 31, 1998, retirement benefits were accrued under a traditional defined benefit plan. Effective January 1, 1999, this plan was converted to a cash balance formula and accrued benefits under the prior formula were converted to individual cash balance accounts based on the present value of the accrued benefits as of the date of the conversion.

                      Under the cash balance formula, each participant has an account, for record-keeping purposes only, to which credits are allocated each month based on 5% of each participant's monthly base salary up to a maximum of $12,500. In addition, all balances in the accounts of participants receive interest credits. The interest rate for a particular year is based on the average of the monthly 30-year U.S. Treasury bond yields for the previous year.

                      At retirement or termination of employment, an amount equal to the then vested balance is payable to the participant in the form of an immediate or deferred lump sum or equivalent monthly annuity benefit for the entire benefit under the heritage Morgan Retirement Plan.

                      To recognize the transition to the cash balance formula, all participants of the plan who were earning benefits under the prior formula as of December 31, 1998, are eligible for a minimum benefit. This minimum benefit is calculated using the prior, traditional final average pay defined benefit formula using pay and credited service through termination or December 31, 2003, if earlier.

                      After December 31, 2003, the accrued benefit under the prior formula will be frozen and will represent a minimum plan benefit. At retirement or termination, this minimum benefit is payable in the same form as the cash balance benefit.

SUPPLEMENTAL
RETIREMENT
BENEFITS Additional retirement benefits are provided to Mr. de Oliveira and certain other heritage Morgan employees assigned to positions outside their home countries. The benefit is paid in a lump sum. As of December 31, 2000, Mr. de Oliveira would have been entitled to receive a lump sum payment of approximately $202,348.

ESTIMATE OF
RETIREMENT
BENEFITS The following table shows the estimated annual benefits that would be payable to the executive officer listed if he were to retire at age 65, subject to the plan's maximum recognized base salary of $150,000 until that time, and payments were made in the form of a 50% joint and surviving spouse annuity, which is the normal form of payment for married employees.

                      ESTIMATED AGE 65 RETIREMENT BENEFITS(1)
                      ----------------------------------------------------------

                                                                                    ESTIMATED ANNUAL
                                  NAME                                             RETIREMENT BENEFIT
                                  ---------------------------------------------------------------------------------------------
                                  Douglas A. Warner III  ............................................................  $436,819
                                  Ramon de Oliveira(2)   ............................................................    49,171
                                  ---------------------------------------------------------------------------------------------

                     1 Amounts include interest credits at the actual rates for all years through 2000 and 5.80% for all years following. Benefits are not subject to any deduction for social security payments.
                     2 Amount projected based on a single life annuity. Amount
                       does not include benefits payable by virtue of overseas service.

                      TERMINATION ARRANGEMENTS
                      ----------------------------------------------------------
                      Certain executive officers of JPMorgan Chase, including Mr. Harrison, Mr. Layton, and Mr. Shapiro, are parties to agreements that provide severance benefits if the officer's employment is terminated by the employer without "cause" or by the officer for "good reason" (each as defined in the officer's agreement) during the term of the agreement. The agreements generally expire on December 22, 2002. "Good reason" includes a substantial diminution in the overall importance of the officer's role, balancing any increase or decrease in the officer's responsibilities against any increase or decrease in the relative sizes of the businesses, activities, or functions for which the officer has responsibility. Under the agreements, in the event of termination by the employer without cause or by the officer for good reason, an officer would be entitled
                      (a) to receive, in substantially equal payments over the course of 24 months or, at the officer's election, in a lump sum, an amount equal to the sum of two times (three times in the case of Mr. Harrison) (i) such officer's annual base salary and (ii) an amount equal to the average percentage annual bonus paid or payable over the preceding three years (expressed as a percentage of annual base salary) and (b) subject to certain conditions, to continue to participate in life, accident, and health insurance plans for a 24 month period following the officer's termination. If the officer had been employed by JPMorgan Chase for five consecutive years prior to termination of employment, such officer would also be entitled to coverage under retiree medical and life insurance programs. In addition, upon such termination, each officer would be entitled to full vesting of stock options and restricted stock units, except that performance-based restrictions on restricted stock or other stock-based awards would continue. The officer would continue to be eligible for performance-based awards, which would become payable at the end of the applicable performance period, if and to the extent the relevant performance goals were achieved.

                      ADDITIONAL INFORMATION ABOUT OUR DIRECTORS AND EXECUTIVE
                      OFFICERS
                      ----------------------------------------------------------
SECTION 16(a)
BENEFICIAL
OWNERSHIP
REPORTING
COMPLIANCE            Our directors and executive officers file reports with the
                      Securities and Exchange Commission and the New York Stock
                      Exchange indicating the number of shares of any class of our equity securities they owned when they became a director or executive officer and, after that, any changes in their ownership of our equity securities. They must also provide us with copies of these reports. These reports are required by Section 16(a) of the Securities
                      Exchange Act of 1934. We have reviewed the copies of the reports that we have received and written representations from the individuals required to file the reports. Based on this review, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in our securities during 2000.

EXTENSIONS OF CREDIT
TO
DIRECTORS
AND OFFICERS          In the ordinary course of business, our subsidiaries have
                      made loans and extended credit, and expect in the future to make loans and extend credit, to our directors, officers, and their associates, including corporations of which these individuals may be a director, officer, or both. None of these loans is preferential or nonperforming.

DIRECTOR AND OFFICER
TRANSACTIONS AND OTHER
BUSINESS
RELATIONSHIPS         In the ordinary course of business, we use the products or services of a number of organizations of which our directors are officers or directors, and in the future we expect to have similar transactions with those organizations. Mrs. Kaplan is Of Counsel to a law firm that has provided and is expected during 2001 to provide certain legal services to us from time to time.

COMPENSATION AND
MANAGEMENT DEVELOPMENT
COMMITTEE INTERLOCKS
AND
INSIDER
PARTICIPATION         No member of the Compensation and Management Development
                      Committee is or ever was a JPMorgan Chase officer or employee. No member of the committee is, or was during 2000, an executive officer of another company whose board of directors has a comparable committee on which one of JPMorgan Chase's executive officers serves.

                      AUDIT COMMITTEE REPORT
                      ----------------------------------------------------------
                      The Audit Committee of the JPMorgan Chase Board of Directors (the Committee) is composed of four non-employee directors and operates under a written charter adopted by the Board of Directors (Exhibit A). The Board of Directors has determined that each Committee member is independent in accordance with the listing standards of the New York Stock Exchange.

                      Management is responsible for the Firm's internal controls and the financial reporting process. The external auditors are responsible for performing an independent audit of the Firm's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

                      In this context, the Committee has met and held discussions with management and the external auditors. Management represented to the Committee that the Firm's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Committee discussed with the external auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

                      The Firm's external auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the external auditors that firm's independence.

                      Based on the Committee's discussion with management and the external auditors and the Committee's review of the representation of management and the report of the external auditors to the Committee, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board also have approved, subject to stockholder ratification, the selection of the Firm's external auditors.

                      Audit Committee

                      M. Anthony Burns (Chairman)
                      Hans W. Becherer
                      Frank A. Bennack Jr.
                      Lloyd D. Ward

                      PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANT
                      ----------------------------------------------------------

                      The Board of Directors has appointed
                      PricewaterhouseCoopers LLP (PwC), 1177 Avenue of the Americas, New York, New York 10036, as independent accountant to audit the financial statements of JPMorgan Chase and its subsidiaries for the year ending December 31, 2001. A resolution will be presented to the meeting to ratify their appointment.

                      AUDIT FEES
                      ----------------------------------------------------------
                      The core fee in respect of the audit of the financial statements for the year ended December 31, 2000, and the reviews of the financial information included in the Firm's Forms 10-Q for the period, was $21.3 million.

                      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
                      FEES
                      ----------------------------------------------------------
                      The fees billed by PwC in respect of such services for 2000 were $11.1 million.

                      ALL OTHER FEES
                      ----------------------------------------------------------
                      The aggregate fees billed by PwC in respect of other professional services provided to the Firm in 2000 were $73.1 million. These included services related to third party trusts, Securities and Exchange Commission filings, controls reviews, regulatory and accounting advice, tax advisory, attestation and non-financial information systems consulting engagements.

                      The Audit Committee has considered whether the provision of non-core audit services to the Firm by PwC is compatible with the maintenance of PwC's independence.

                      A member of PwC will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by stockholders. The affirmative vote of a majority of the total number of shares of common stock represented at the annual meeting and entitled to vote is needed to ratify the appointment. If the stockholders do not ratify the appointment of PwC, the selection of the independent accountant will be reconsidered by the Board of Directors.

                      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                      PRICEWATERHOUSECOOPERS LLP.

                      PROPOSAL 3: APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
                      ----------------------------------------------------------

                      Our Board of Directors has approved a broad-based Employee Stock Purchase Plan (Plan). If approved at the annual meeting, the Plan would replace the current Employee Stock Purchase Plan initially approved in 1983, and will become effective January 1, 2002.

                      Under the Plan, eligible employees may purchase our common stock through payroll deductions. It is intended to be a plan described in Section 423 of the Code.

                      The following description of the Plan is a summary. A complete copy of this Plan was filed with the Securities and Exchange Commission at the same time as the proxy statement. This summary is qualified in its entirety by reference to that filing.

                      SUMMARY OF THE PLAN
                      ----------------------------------------------------------
SHARES AVAILABLE      We may sell to eligible employees pursuant to offers made
                      under the Plan up to 30 million shares of our common stock, subject to adjustments for stock dividends, splits, and other events that affect the number of outstanding shares of our common stock. The common stock offered under the Plan may be shares that have been authorized but not issued or that have been previously issued and reacquired by us, or both.

ADMINISTRATION        A committee of the Board of Directors administers the Plan and has the right and authority to:

                         - interpret the Plan;
                         - establish, amend, and rescind any rules and
                           regulations relating to the Plan;

                         - determine the terms and provisions of any offers made
                           under the Plan;
                         - determine the subsidiaries whose employees will be
                           eligible to participate;
                         - make all other determinations necessary or advisable
                           for the administration of the Plan; and
                         - in any manner and to any extent correct any defect,
                           supply any omission, or reconcile any inconsistency in the Plan or any offer made under the Plan.

                      The committee can delegate the above authority.

ELIGIBILITY           The offers to purchase shares under the Plan will be made
                      to eligible employees of JPMorgan Chase and designated subsidiaries. For these purposes, with respect to all offers, the committee may designate the subsidiaries whose employees are eligible to participate. A subsidiary would include an entity in which we own directly or indirectly
                      50 percent or more of the outstanding stock.

MAXIMUM PURCHASE      Each year the committee shall establish the amount of a
                      participant's compensation that may be used to purchase stock during a calendar year. In no event may the amount of stock purchased by a participant in a calendar year exceed $25,000 measured as of the date of the offer.

OFFERS The committee will provide to each eligible employee an offer to purchase shares of our common stock from us, which offer will be outstanding for a specific period of time. The offer will provide the number of shares of our common stock to be purchased. If the eligible employee accepts the offer, we will, during the offering period, withhold from the employee's pay the amount designated by such individual. These withheld amounts will be credited to a Plan account in the name of the employee, and this account may bear interest, at a rate determined by the committee. The amount in the Plan account may be used by the employee to purchase our common stock.

TYPES OF OFFERING     An eligible employee may purchase shares of our common
                      stock, depending on the terms of the offer, for a fixed price or a variable price, or both. In a fixed price offering, the purchase price of a share of our common stock will be at least 85% of its fair market value on the date of the offer. In a variable price offering, the purchase price per share will be at least 85% of its fair market value on the date of purchase.

                      The committee will establish the types of offers (including offers which combine fixed and variable pricing) and the periods that the offers will be outstanding. However, by law, a fixed price offer and a variable price offer may not exceed 27 months and five years, respectively.

PURCHASE OF SHARES    At the end of the offering period, if the fair market
                      value of a share of our common stock is equal to or greater than the purchase price specified in the offer, the shares covered by the offer will be purchased automatically by the employee to the extent of the amount in the employee's Plan account. However, the employee may elect not to purchase any shares or to purchase fewer shares than could be acquired with the amount held in the employee's Plan account. Any balance in the employee's
                      Plan account after purchase of the shares will be paid to the employee. If an employee does not purchase any shares, all funds in the employee's Plan account will be paid to the employee with interest, if applicable.

                      The committee may permit an employee to purchase all or part of the shares before the end of the offering period under such terms and conditions as it may specify.

TERMINATION OF OFFER  Any employee may terminate the offer before the end of the offering period and receive a cash refund of any remaining funds in the employee's Plan account, including accrued interest if any.

TERMINATION OF
EMPLOYMENT            The terms and conditions of an offer will govern the
                      effects of an employee's retirement, death, disability, leave of absence, or any other termination of employment during the offering period.

AMENDMENTS            The committee may amend, suspend, or discontinue the Plan
                      or amend outstanding offers made under the Plan as long as such action is not prohibited by Section 423 of the Code.

                      FEDERAL INCOME TAX CONSEQUENCES
                      ----------------------------------------------------------
                      The following is a brief summary of the significant United States federal income tax consequences of transactions under the Plan. The summary does not describe state, local, or foreign tax consequences.

                      The Plan is intended to be an "employee stock purchase plan" satisfying the requirements of Section 423 of the Code. The Plan is not qualified under section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

                      Any interest earned on amounts deposited to an employee's Plan account will represent taxable income to the employee.

                      An eligible employee will not recognize taxable income on the grant of an offer. An employee who purchases shares of stock pursuant to an offer will not recognize income on the receipt of the shares. The tax basis of the shares purchased will be the price at which they are purchased. The employee's holding period for a share will begin on the date the employee purchases the shares.

                      If the shares purchased under the Plan are held for more than (i) one year after the date of purchase, and (ii) two years after the date of the offer, the employee will recognize taxable ordinary income at the time of any sale, exchange, or gift. The amount of such ordinary income will be equal to the lesser of (i) the excess of the fair market value of the shares on the date of the offer over the purchase price, or (ii) the excess of the fair market value of the shares at the time of their disposition over their purchase price.

                      Any additional gain recognized on the disposition will be taxed as long-term capital gain.

                      If the holding periods set forth above are not satisfied, the employee will recognize ordinary income at the time of disposition (which includes a gift) of the shares. The amount will equal the excess of the fair market value of the shares of stock at the date of purchase over the purchase price. This amount is considered income in the year of disposition. Any additional gain or loss recognized by the employee on the disposition will be short-term or long-term capital gain or loss, depending on the employee's holding period.

                      We will not receive a tax deduction when shares of stock are purchased under the Plan and held for the requisite period described above. However, when shares of stock purchased under the Plan are disposed of prior to the one and two year periods described above, the participant's employer is generally entitled to a tax deduction at that time and in the amount of the compensation income recognized by the participant.

VOTE REQUIRED         The affirmative vote of a majority of the total number of
                      shares of common stock represented at the annual meeting and entitled to vote is needed to approve the Plan. If the Plan is not approved, the current employee stock purchase plan will remain in effect.

                      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.

                      PROPOSALS 4-6: STOCKHOLDER PROPOSALS
                      ----------------------------------------------------------

                      If a majority of the shares of common stock entitled to vote at the meeting are voted in favor of any of the following proposals, then the proposals will be approved.

                      PROPOSAL 4
                      ----------------------------------------------------------
                      Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the holder of record of 1,566 shares of common stock, has advised us that she plans to introduce the following resolution:

                      "RESOLVED: That the shareholders recommend that the Board take the necessary steps that Chase Manhattan specifically identify by name and corporate title in all future proxy statements those executive officers, not otherwise so identified, who are contractually entitled to receive in excess of $250,000 annually as a base salary, together with whatever other additional compensation bonuses and other cash payments were due them.

                      "REASONS: In support of such proposed Resolution it is clear that the shareholders have a right to comprehensively evaluate the management in the manner in which the Corporation is being operated and its resources utilized. At present only a few of the most senior executive officers are so identified, and not the many other senior executive officers who should contribute to the ultimate success of the Corporation. Through such additional identification the shareholders will then be provided an opportunity to better evaluate the soundness and efficacy of the overall management.

                      "If you AGREE, please mark your proxy FOR this resolution."

                      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

                      The Board of Directors believes that the adoption of this proposal would be harmful to the Firm by providing competitors with detailed information not otherwise available to them that they might use in seeking to attract talented employees from us. Our competitors do not make this information available and the risk associated with this proposal is not counterbalanced by any meaningful additional information to our stockholders. We disclose in our proxy statement detailed information regarding the compensation of our most highly compensated executive officers, including the terms and conditions of any contractual agreements and our compensation policies. In addition, overall salaries and the cost of employee benefits are components of noninterest expense that are disclosed on a line by line basis in our financial reports. Our proxy statement and financial disclosures follow the rules of the Securities and Exchange Commission, rules that we believe provide stockholders with sufficient information with respect to executive compensation matters without the competitive risks associated with this proposal. Accordingly, the Board recommends a vote against this proposal.

                      PROPOSAL 5
                      ----------------------------------------------------------
                      Mr. Richard A. Dee, 115 East 89th Street, New York, New York 10128, the holder of 813 shares of common stock, has advised us that he intends to introduce the following resolution:

                      "Stockholders of publicly-owned corporations do not 'elect' directors. Directors are 'selected' by incumbent directors and managements -- stockholders merely 'ratify' or approve director selections much as they ratify selections of auditors.

                      "The term 'Election of Directors' is misused in corporate proxy materials to refer to the process by which directors are empowered. The term is inappropriate -- and it is misleading. With no choice of candidates, there is no election.

                      "Approval of this Corporate Governance proposal will provide Chase Manhattan stockholders with a choice of director candidates -- an opportunity to vote for those whose qualifications and views they favor. And approval will provide stockholders with 'duly elected' representatives.

                      "In a democracy, those who govern are duly elected by those whom they represent -- and they are accountable to those who elect them. Continuing in public office requires satisfying constituents, not just nominators. Corporate directors, who often must divide their time between many boards, take office unopposed.

                      "It is hereby requested that the Board of Directors adopt promptly a resolution requiring the Governance Committee to nominate two candidates for each directorship to be filled by voting of stockholders at annual meetings. In addition to customary personal background information, Proxy Statements shall include a statement by each candidate as to why he or she believes they should be elected.

                      "As long as incumbents are permitted to select and to propose only the number of so-called "candidates" as there are directorships to be filled -- and as long as it is impossible, realistically, for stockholders to utilize successfully what is supposed to be their right to nominate and elect directors -- there will be no practical means for stockholders to bring about director turnover -- until this or a similar proposal is adopted. Turnover reduces the possibility of inbreeding and provides sources of new ideas, viewpoints, and approaches.

                      "The 'pool' from which corporate directors are selected must be expanded from the current preponderance of chairmen and CEO's to include younger executives, including many more women, whose backgrounds qualify them well to oversee a company business and to represent shareholder interests properly.

                      "Although Delaware law provides for director nominees to be selected by incumbents, approval of this proposal will enable Chase Manhattan stockholders to replace any or all directors if they become dissatisfied with them -- or with the results of corporate policies and/or performance. Not a happy prospect even for those able to nominate their possible successors!

                      "The benefits that will accrue to Chase Manhattan stockholders by having Directors that have been democratically-elected, and who are willing to have their respective qualifications reviewed and considered carefully by stockholders, far outweigh any arguments raised by those accustomed to being 'selected.'

                      "Please vote FOR this proposal."

                      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

                      The Board of Directors believes in the importance of a sound process for the nomination of directors and believes that the current process serves stockholders well. Under current procedures, the Governance Committee of the Board, which consists solely of non-employee directors, considers all proposed nominees for director, including sitting directors and nominees for which a stockholder has submitted a written recommendation. Any JPMorgan Chase stockholder may submit a written recommendation for consideration by the Governance Committee as noted on page 8 of this proxy statement. In addition, any stockholder who complies with the advance notice provisions of our By-laws described on page 27 of this proxy statement may nominate a director at the annual meeting of stockholders. Also, any stockholder may write in the name of a candidate on the stockholder's proxy card or vote for some directors and withhold votes from others. Finally, any stockholder may propose an alternate slate of directors as long as the stockholder complies with the special rules of the Securities and Exchange Commission relating to election contests.

                      In addition to the current procedures, the proposal would require the Governance Committee to nominate two candidates for each directorship and to include a statement by each as to why he or she should be elected. The Board of Directors believes that these proposed procedures would politicize the director election process and are inappropriate for a business organization. The current procedures reflect the Board's responsibilities for its own self-evaluation in terms of size, composition, and performance, and for recommending candidates to stockholders. The Board weighs renomination of incumbent directors and candidates for vacancies or new Board positions against its desired composition, and in light of the circumstances of the company. In the absence of special circumstances, changes to Board membership should be incremental so that there is a balance between renewal and experience. The Board believes that the nomination of two candidates for each Board vacancy would be inconsistent with this objective and would discourage qualified candidates from standing for election. Accordingly, the Board recommends a vote against this proposal.

                      PROPOSAL 6
                      ----------------------------------------------------------
                      The Sisters of Charity of St. Elizabeth, P.O. Box 476, Convent Station, New Jersey 07961-0476, the holders of 1,000 shares of common stock, have advised us that they intend to introduce the following resolution, which is co-sponsored by Sisters of Charity of the Incarnate Word; Sisters of Charity, of Mount St. Joseph; American Friends Service Committee; Mercy Consolidated Asset Management Program, Maryknoll Fathers and Brothers; Walden Asset Management; and General Board of Global Ministries of the United Methodist Church, each of whom is the beneficial owner of at least 100 shares of common stock:

                      "Shareholder resolution on international financial stabilization
                      "WHEREAS the stability of the international financial system is crucial to the profitability of our corporation not only through its direct exposure but also indirectly through the loss of markets. Markets have been lost because of the financial turmoil arising from the Mexican, Asian and Russian crises of the past five years. The effects of these crises have fallen heavily upon the developing consumer markets, i.e. the middle class and poor segments of those societies, through the loss of jobs and higher prices for essential goods.

                      "WHEREAS the Independent Task Force sponsored by the Council on Foreign Relations has produced a report Safeguarding Prosperity in a Global Financial System, (The Report). This report's recommendation: "Capital Flows-Avoiding too Much of a Good Thing" stated the problem of private capital flows as: "The challenge, therefore, is to find ways to moderate the boom-bust cycle in private capital flows and to tilt the composition of such flows toward longer term, less crisis-prone components...'

                          - The Report goes on to say:  "The IMF should
                            therefore advise those emerging economies with fragile domestic financial sector to impose Chile-type holding--period taxes on short-term inflows until their ability to intermediate such flows is stronger."
                          - With regard to the instability arising from highly
                            leveraged institutions (HLI), such as hedge funds,
                            C. Fred Bergsten et al recommend in a dissenting view in The Report: "A sensible first step is the imposition of higher risk weights for bank loans to offshore financial centers that do not meet international financial standards, (offshore centers are) the locus of most HLI activity."
                          - Direct exposure to HLIs is also a problem, and many
                            Money Center banks had to help bail out Long-Term Capital Management, an HLI, during the Russian Crisis to protect their exposure.
                          - Bergsten, Volker, et al in a dissenting view in the
                            Report also urged target zones for the G-3 currencies as being central to moderating these instabilities. We believe that short-term fluctuations of rates on large money flows drive currency exchange rates from the levels that would be dictated by basic economic factors and thereby contribute to the instability. Therefore we believe that something like a tax on international transactions (Tobin tax) should be considered by all OECD member countries.

                      "We believe that the corporation has an important role to play in promoting international financial stability and thereby promoting its own long-term profitability.

                      "BE IT RESOLVED that the Board of Directors develop a publicly stated policy for the Corporation to restrain the corporation's short-term lending and exposure of other financial instruments to emerging market countries, especially the inter-bank market, to highly leveraged institutions and to poorly regulated banking centers, if need be by establishing the corporation's own internal capital requirements at higher levels than required by regulators, and to promote and support such measures by the IMF, Bank for International Settlements and other such coordinating bodies."

                      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

                      We provide lending and other services to clients and counterparties based on our assessments of the creditworthiness of such parties and subject to a variety of controls, including country risk limits that we review periodically and that we judge to be appropriate. Notwithstanding broad classifications, the circumstances of individual countries and individual borrowers vary greatly. Loans are considered on a case by case, country by country basis. We believe that this approach has served stockholders well and should be continued. We also continue to review and provide input and support, as we deem appropriate, to proposals by governmental and non-governmental bodies addressing international economic matters. Accordingly, the Board recommends a vote against this proposal.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2002 ANNUAL MEETING
                      ----------------------------------------------------------

PROXY STATEMENT
PROPOSALS             Under the rules of the Securities and Exchange Commission, proposals that stockholders seek to have included in the proxy statement for our next annual meeting of stockholders must be received by the Secretary of JPMorgan
                      Chase not later than November 30, 2001.

OTHER PROPOSALS AND
NOMINATIONS           Our By-laws govern the submission of nominations for
                      director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in JPMorgan Chase's proxy statement for that meeting. Under our By-laws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of JPMorgan Chase no later than the close of business on February 15, 2002, and not earlier than January 16, 2002. The notice must contain the information required by the By-laws.

                      These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the Securities and Exchange Commission.

                      A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice By-law provisions, subject to applicable rules of the Securities and Exchange Commission.

                      Copies of our By-laws may be obtained from the Secretary.

                      Anthony J. Horan
                      Secretary

                      EXHIBIT A
                      ----------------------------------------------------------
                      AUDIT COMMITTEE CHARTER
                      ----------------------------------------------------------
MISSION On behalf of the Board of Directors, review and discuss reports and other communications concerning management's responsibilities to assure that there is in place an effective system of controls reasonably designed to:

                        - safeguard the assets and income of the Firm
                        - provide for reliable and timely financial information
                      and statements
                        - maintain compliance with the Firm's ethical standards,
                          policies, plans, and procedures, and with laws and regulations

MEMBERSHIP            The Board, by resolution adopted by a majority of the
                      entire Board, shall appoint an Audit Committee composed of not fewer than three of its members, each of whom shall have no relationship to the Firm that may interfere with the exercise of his or her independence as a committee member from management and the Firm.

                      Each member of the Audit Committee shall be financially literate, or become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise.

                      Determinations of financial literacy and financial accounting or related financial management expertise shall be made by the Board of Directors as the Board interprets such qualifications in its business judgment. Where a director may have a business relationship with the Firm, the Board of Directors may determine in its business judgment that the relationship would not interfere with the director's exercise of independent judgment.

RELATIONSHIP TO
INTERNAL AND
EXTERNAL AUDITORS     The external auditor for the Firm is ultimately
                      accountable to the Board of Directors and Audit Committee of the Firm. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the external auditor, subject to stockholder ratification of the selection, if such ratification is required or sought.

                      Accordingly, the Audit Committee shall recommend to the Board of Directors the engagement of the external auditor, based on review and discussion by the Audit Committee as to the overall plan of audit, adequacy of scope, coordination with the General Auditor, reasonableness of fees, quality of prior performance, composition of the audit team, results of the external auditor's last peer review, the status of significant litigation problems that may affect them, and the amount of non-audit services provided by them. The Audit Committee shall advise the Board of Directors when any change in the company engaged as the principal external auditor seems necessary, and shall review any significant disagreements that arise between management and the external auditor.

                      The external auditor shall submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the external auditor and the Firm. The Audit Committee is responsible for actively engaging in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor and for recommending that the Board of Directors take appropriate action in response to the external auditor's report to satisfy itself of the external auditor's independence.

                      The Audit Committee shall review and approve management's conclusion that any proposed performance of significant non-audit services by the principal external auditor would not affect the independence of such auditor in the performance of its audit services.

                      The Audit Committee shall review and concur in the appointment, replacement, reassignment, or dismissal of the General Auditor.

OTHER
RESPONSIBILITIES      In carrying out its responsibilities, the Audit Committee
                      believes its policies and procedures should remain flexible in order to best react to changing circumstances.
                      Subject to this, in carrying out its responsibilities, the Audit Committee shall:

                      1. Review and approve the General Auditor's proposed annual audit plan and financial budget. Receive periodic communications from the General Auditor on the completion status of the annual audit plan, as well as a summary of significant changes made to such plan.
                      2. Receive periodic communications and presentations from the General Auditor on the adequacy of management's systems of control, including computerized information system controls and security, in the Firm and its subsidiaries; significant audit findings identified; and initiation and status of significant special investigations.
                      3. Receive periodic presentations from the General Auditor on the review, and related results, of each Executive Committee member's expense account and perquisites, including their use of corporate assets.
                      4. Receive, periodically, presentations from management on the accounting, income tax, and reporting policies, and significant accounting estimates (including related tax reserves) which provide for reliable financial statements and other financial or informational reports. Also receive from management, periodically, presentations on significant operating and control issues in internal audit reports, management letters, and regulatory authorities' examination reports. Initiate such other inquiries into the affairs of the Firm as it deems necessary.
                      5. Review with management the program established that provides for compliance with laws and regulations; review significant legal cases outstanding against the Firm or its subsidiaries.
                      6. Review the program established by management that monitors compliance with the Firm's code of conduct for employees.
                      7. Review internal accounting control reports (management letters) submitted by the external auditor which relate to the Firm. Review summaries of significant issues in management letters addressed to subsidiaries of the Firm.
                      8. Receive, when needed, presentations from management and the external auditor on the identification and resolution status of material weaknesses and reportable conditions in the internal control environment, including computerized information system controls and security, if any.
                      9. Review, periodically, with management and the external auditor the audit conclusions regarding significant accounting estimates (including tax reserves).
                      10. Review regulatory authorities' significant examination reports pertaining to the Firm, its subsidiaries and associated companies.
                      11. Meet, periodically, with the General Auditor, the
                          external auditor, and management in separate private sessions to discuss any matters that the Audit Committee or these groups believe should be discussed. Also, meet periodically in separate executive sessions.
                      12. Retain counsel, when deemed necessary, without prior
                          permission from the Firm's Board of Directors or management.
                      13. Fulfill the requirements of Sections 122 and 123 of
                          the New York State Banking Law with respect to conducting an annual Directors' Examination. Report thereon to the Board of Directors and the Superintendent of Banks of the State of New York. Utilize assistance, as deemed necessary by the Audit Committee, to discharge these statutory duties.
                      14. Review summaries of significant issues in reports of
                          Directors' Examinations, or other similar examinations, of the subsidiaries of the Firm.
                      15. Receive communications and presentations from
                          management summarizing the Suspicious Activity Reports filed by bank subsidiaries with the appropriate regulatory and law enforcement agencies.
                      16. Review management reports issued by the Firm in
                          accordance with the Federal Deposit Insurance Corporation Act of 1991 and the external auditor's corresponding attestation and agreed-upon procedures reports.
                      17. Review the financial statements contained in the
                          Annual Report to Stockholders, including the opinion of the external auditor. Review reports received from the external auditor on its limited quarterly reviews of financial statements.

                      18. Review, annually, the Audit Committee's charter and
                          update it as necessary. Also, annually review and compare the activities of the committee against the charter responsibilities.
                      19. Maintain minutes and other relevant documentation of
                          all meetings held.
                      20. Report, periodically, to the Board of Directors on the foregoing matters.

                      Copyright 2001 J.P. Morgan Chase & Co.
                      All rights reserved.                                (LOGO)

                        2002 EMPLOYEE STOCK PURCHASE PLAN
                           OF J.P. MORGAN CHASE & CO.

                            EFFECTIVE JANUARY 1, 2002

1. PURPOSE

The purposes of the 2002 Employee Stock Purchase Plan of J.P. Morgan Chase & Co. are (i) to serve as an employment incentive and (ii) to encourage stock ownership by Eligible Employees to align their long-term financial interests with those of the Company's stockholders. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so that participation in the Plan will be consistent with the requirements of that Section of the Code.

2. EFFECTIVE DATE AND DURATION OF PLAN

The Plan will become effective January 1, 2002, subject to approval by the stockholders of the Company. The Plan shall have an indefinite duration.

3. DEFINITIONS

3.1 "Offer" means an offer by the Company, the form of which has been approved by the Committee, pursuant to which Eligible Employees may purchase Common Stock under the Plan.

3.2 "Board" means the Board of Directors of the Company.

3.3 "Closing Date" means the last day of the stated term of an Offer as established by the Committee.

3.4 "Code" means the Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder and any successor thereto.

3.5 "Committee" means the Compensation and Management Development Committee of the Board or such other committee of the Board, as the Board may specify.

3.6 "Common Stock" means the Common Stock of the Company.

3.7 "Company" means J.P. Morgan Chase & Co., a Delaware corporation.

3.8 "Compensation" means, unless the Committee determines otherwise, base salary plus any shift differential, or for Eligible Employees in certain sales positions that are paid in part or exclusively on a draw and commission basis, "Compensation" as determined by the Committee from time to time. "Compensation" does not include any incentive or other awards, bonus payments, overtime payments, or similar distributions or contributions to any employee benefit plan of the Company or any Designated Subsidiary.

3.9 "Designated Subsidiary" means, with respect to any Offer, a Subsidiary that has been designated by the Committee resulting in the Employees of such Designated Subsidiary being eligible to participate with respect to such Offer.

3.10 "Eligible Employees" means those Employees who have been designated by the Committee, in its discretion, in accordance with the provisions of Section 423 of the Code and Section 4 as being eligible to participate in the Plan.

3.11 "Employee" means an individual who is an employee of the Company or a Designated Subsidiary as of the date or dates determined by the Committee.

3.12 "Fair Market Value" as of any given date means, for each share of Common Stock, the average of high and low sale prices of the Common Stock as reported on the New York Stock Exchange (the "NYSE") composite tape on the applicable date, or, if there are no such sale prices of Common Stock reported on the NYSE composite tape on such date, then the average price of the Common Stock on the last previous day on which high and low sale prices are reported on the NYSE composite tape; provided that notwithstanding the foregoing, the Committee can select such other method of establishing "Fair Market Value" as it deems reasonable and appropriate.

3.13 "Plan" means the 2002 Employee Stock Purchase Plan of J.P. Morgan Chase & Co., as amended from time to time.

3.14 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations including the Company provided that, on the date of an Offer hereunder, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.15 "1934 ACT" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

4. ADMINISTRATION

The Committee shall have full and exclusive power to administer and interpret the Plan. The Committee may determine, from time to time, that the Company shall make Offers to Eligible Employees and the form of acceptance of such Offers. The Committee's authority includes, but is not limited to the authority to, from time to time, subject to the express provisions of the Plan and Section 423 of the Code:

      (a) determine whether Offers shall be made under Section 8(a) or 8(b) of the Plan or combination thereof;

      (b) determine which Employees of a Designated Subsidiary shall be Eligible Employees and which Subsidiaries shall be Designated Subsidiaries and in making such determination may exclude:

            - Employees who have employed less than 2 years by a Designated Subsidiary;

            - Employees whose customary employment is 20 hours or less per week;

            - Employees whose customary employment is for not more than 5 months in any calendar year; and

            - Employees who are highly compensated employees within the meaning of Section 414(q) of the Code.

      (c) prescribe and modify the form and provisions of the Offers and the method of delivery and acceptance;

      (d) decide questions that may arise with respect to the interpretation, construction or application of the Plan or any Offer;

      (e) amend, suspend or terminate the Plan, in accordance with the provisions of Section 20;

      (f) adopt and amend such administrative rules, regulations, procedures and guidelines governing the Plan and the Offers as it may deem necessary in its discretion;

      (g) establish all other terms, conditions, restrictions and limitations applicable to Offers, including but not limited to those relating to an Eligible Employee's retirement, death, disability, leave of absence or any other termination of employment; and

      (h) establish the terms, conditions, limitations and restrictions that will apply to Eligible Employees working outside of the United States, to the extent necessary to comply with local laws, rules, regulations and policies.

The Committee shall have the power to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Offer and to take such actions and make such administrative determinations that the Committee deems appropriate in its discretion. Any decision of the Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders, subsidiaries and all Employees.

The Committee may at any time delegate its responsibilities regarding the administration of the Plan to another committee or to one or more officers of the Company. Such delegations need not be in writing.

No member of the Committee shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct.

5. ELIGIBILITY

(a) Only Eligible Employees may be granted an Offer under the Plan.

(b) No Eligible Employee may accept an Offer (nor may an Offer be made) if such Eligible Employee, immediately after the Offer is accepted, owns stock having five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For this purpose, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an Eligible Employee. For these purposes, stock that may be purchased by an Eligible Employee under an outstanding Offer shall be treated as owned by the Eligible Employee.

6. COMMON STOCK

(a) The stock subject to purchase pursuant to Offers shall be shares of Common Stock that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Subject to adjustment in accordance with the provisions of Section 16, the aggregate number of shares of Common Stock that may be purchased by Eligible Employees pursuant to Offers under the Plan shall not exceed 30 million shares.

(b) In the event that any Offer expires or is terminated for any reason, any shares of Common Stock that were the subject of such Offer but were not purchased may be subject to another Offer under this Plan.

7. NUMBER OF SHARES AN ELIGIBLE EMPLOYEE MAY PURCHASE

(a) The Committee may offer to Eligible Employees an option to purchase up to a certain number of shares of Common Stock as shall have an aggregate purchase price not in excess of (i) a specified percentage (not to exceed 100%) of each Eligible Employee's Compensation or (ii) an aggregate purchase price expressed in U.S. dollars, in each case, as determined by the Committee and subject to the provisions of Section 423 of the Code.

(b) No Eligible Employee may purchase shares of Common Stock pursuant to any Offer or Offers, including those made under any other qualified employee stock purchase plan of the Company and/or its Subsidiaries, that would permit such Eligible Employee to purchase shares of Common Stock with an aggregate Fair Market Value in excess of twenty-five thousand dollars ($25,000) (determined at the date of grant designated in the Offer) for each calendar year in which any such Offer with such Eligible Employee is outstanding at any time. Any Offer that causes such total to exceed such limit shall be null and void to the extent of such excess.

8. OFFERS TO PURCHASE COMMON STOCK

Offers to purchase Common Stock may be made on terms and conditions established by the Committee, subject to the limitations set forth in either Section (a) or
(b) below:

(a) Fixed Price Offerings. The purchase price for a share of Common Stock shall be no less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of the Offer, and each such Offer shall have a stated term, as established by the Committee, not to exceed twenty-seven (27) months.

(b) Variable Price Offerings. The purchase price for a share of Common Stock shall be no less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date of purchase, and each Offer shall have a stated term, as established by the Committee, not to exceed five (5) years.

The foregoing shall not preclude an Offer that includes both Section (a) and (b) above, subject to the twenty-seven month limitation.

9. ELECTION TO PARTICIPATE

An Eligible Employee's acceptance of an offer to purchase shares of Common Stock shall be evidenced as specified by the Committee, including by authorizing payroll deductions.

10. PAYROLL DEDUCTIONS

(a) By authorizing payroll deductions by a date specified by the Committee, an Eligible Employee will have accepted the terms and conditions of the Offer and will have authorized the Company or the Designated Subsidiary, to deduct per pay period, as specified by the Eligible Employee, an amount not more than nor less than the minimum set forth in an Offer from his or her Compensation commencing on the date indicated in such Offer. Such amount shall be credited to a Plan account. Subject to rules and administrative guidelines as the Committee may establish from time to time, an Eligible Employee may decrease the amount of his or her payroll deductions during the Offering Period.

(b) The Committee may specify that the funds in the Eligible Employee's Plan account be credited with interest.

11. PAYMENT OF PURCHASE PRICE

Shares of Common Stock purchased under the Plan shall be paid for with the amount held in the Plan account on behalf of the Eligible Employee, including accrued interest (if any). If specified by the Committee in the Offer, an Eligible Employee may (i) provide additional funds, if necessary, to purchase the full number of shares of Common Stock specified by the Offer or (ii) use shares of Common Stock owned by the Eligible Employee for at least six (6) months to purchase the full number of shares of Common Stock specified by the Offer.

12. DATE OF PURCHASE

Each Offer shall provide that the shares of Common Stock to be purchased thereunder will be purchased on the Closing Date provided for in the Offer. If the Committee so determines, Offers also may permit the Eligible Employee to purchase shares of Common Stock thereunder at such earlier dates and on such terms and conditions as may be determined by the Committee.

13. EMPLOYEE'S PURCHASE DIRECTIONS

(a) On the Closing Date, each Eligible Employee will purchase shares of Common Stock, and the amount held in the Plan account on behalf of the Eligible Employee, including any accrued interest, shall be applied to the purchase price without further authorization, but only if the Fair Market Value on the Closing Date is equal to or higher than the purchase price. If the Fair Market Value on the Closing Date is lower than the purchase price, the amount held in the Plan account on behalf of the Eligible Employee, including any accrued interest, will, as the Committee may specify, be returned to such Eligible Employee or shall be retained to be used in connection with a new Offer.

(b) An Eligible Employee may purchase fewer than all of the shares covered by an Offer in the manner specified by the Committee.

14. TERMINATION OF OFFER

An Eligible Employee may, at any time on or before the Closing Date, terminate an Offer in its entirety in a manner specified by the Committee. Upon such termination, the Company shall cause the amount held on behalf of such Eligible Employee in the Plan account, including any accrued interest, to be paid to such Eligible Employee and further payroll deductions shall cease within a reasonable period thereafter.

15. TERMINATION OF EMPLOYMENT

The Committee shall determine the terms, conditions, restrictions and limitations applicable to an Offer in the event of an Eligible Employee's retirement, death, disability, leave of absence or any other termination of employment.

16. RECAPITALIZATION

The aggregate number, kind and class of shares of Common Stock that may be purchased by Eligible Employees pursuant to Offers, the number, kind and class of shares covered by each Offer, and the purchase price per share as established in accordance with each such Offer all may be equitably adjusted, as determined by the Committee, due to any changes in the Common Stock resulting from any stock split, combination or exchange of equity securities, merger, consolidation, re-capitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, any other subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares.

17. ASSIGNABILITY

No Offer may be assigned or transferred except by will or by the laws of descent and distribution.

18. RIGHTS AS A STOCKHOLDER

An Eligible Employee shall have no rights as a stockholder with respect to shares of Common Stock covered by an Offer until the date the Eligible Employee becomes the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date of purchase.

19. COMPLIANCE WITH SECTION 423 OF THE CODE

All Offers entered into and all transactions that occur under this Plan are intended to comply with all applicable requirements of Section 423 of the Code, and, with respect to persons subject to Section 16 of the 1934 Act, with the conditions of Rule 16b-3 of the 1934 Act. To the extent any provision of the Plan or any Offer fails to so comply, such provision shall be deemed invalid and shall be omitted from the Offers to the extent permitted by law and deemed advisable by counsel, and remaining terms of the Plan and such Offers shall not be affected thereby. If Section 423 of the Code is subsequently amended in any way that would alter the benefits generally available under a Section 423 plan, then the Committee may amend this Plan to conform to such amendment to the Code.

20. AMENDMENT AND TERMINATION

The Committee may from time to time amend, suspend, or terminate the Plan in whole or in part or amend any and all Offers granted under the Plan to the extent permitted by law and provided such action is not prohibited by Section 423 of the Code. However, no such action of the Committee may be taken without the approval of the Board and/or the stockholders, if Board and/or stockholder approval would be required under then applicable law.

21. TAX WITHHOLDING

Any amounts to be paid or shares to be delivered to any Eligible Employee under the Plan shall be reduced by any sums required by law to be withheld by the Company for payment of taxes, unless the Committee specifies another method of satisfying such taxes.

22. GOVERNING LAW

The Plan and all Offers shall be construed in accordance with and governed by the laws of the State of New York.

23. EMPLOYMENT AT WILL

This document is neither a contract nor a guarantee of continued employment for any definite period of time. An Employee's employment is always on an at-will basis.

                                                               Please mark
                                                               your votes as [X]
                                                               indicated in
                                                               this example


          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1, 2 AND 3



                                                        WITHHOLD
                                                          FOR
Item 1 - ELECTION OF DIRECTORS          FOR               ALL
                                        [ ]               [ ]


Item 2-  APPOINTMENT OF                FOR       AGAINST        ABSTAIN
         INDEPENDENT                   [ ]         [ ]            [ ]
         ACCOUNTANT


Item 3- APPROVAL OF EMPLOYEE           [ ]         [ ]            [ ]
        STOCK PURCHASE PLAN


Nominees:
01 Hans W. Becherer
02 Riley P. Bechtel
03 Frank A. Bennack  Jr.
04 Lawrence A. Bossidy
05 M. Anthony Burns
06 H. Laurance Fuller
07 Ellen V. Futter
08 William H. Gray III
09 William B. Harrison Jr.
10 Helene L. Kaplan
11 Lee R. Raymond
12 John R. Stafford
13 Lloyd D. Ward
14 Douglas A. Warner III
15 Marina v.N. Whitman



WITHHELD FOR. (Write nominees name(s) in the space provided below).

-------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS VOTES AGAINST
ITEMS 4 THROUGH 6



Item 4 - STOCKHOLDER           FOR              AGAINST              ABSTAIN
         PROPOSAL-             [ ]                [ ]                  [ ]
         COMPENSATION
         DISCLOSURE


Item 5 - STOCKHOLDER
         PROPOSAL- DIRECTOR    [ ]                [ ]                  [ ]
         NOMINATION
         PROCEDURES

Item 6 - STOCKHOLDER
         PROPOSAL-              [ ]                [ ]                  [ ]
         INTERNATIONAL
         FINANCIAL
         STABILIZATION


CONSENT TO ELECTRONIC DELIVERY

By checking the box to the right, I consent to future access of the Annual Reports, Proxy Statements, prospectuses and other stockholder communications electronically on-line. I understand that unless I request otherwise or revoke my consent, J.P. Morgan Chase will tell me when any communications are on-line and how to access them. I understand that costs associated with the use of the Internet will be my responsibility. To revoke my consent, I can contact J.P. Morgan Chase transfer agent Mellon Investor Services at 1-800-758-4651. [ ]



WILL ATTEND MEETING (Please check box if you plan to attend)               [ ]

 SIGNATURES                                       DATE
           --------------------------------------      ------------------

NOTE: Please sign your name as it appears above. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such.

-------------------------------------------------------------------------------
                               FOLD AND DETACH HERE

IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE FOLLOW THE INSTRUCTIONS BELOW.

 HAVE YOUR PROXY CARD IN HAND.
 TO VOTE BY INTERNET: GO TO http://www.eproxy.com/jpm
 TO VOTE BY PHONE:

 - On a touch tone telephone call Toll-Free 1-800-840-1208 - 24 hours a day-7 days a week.

 - Enter your eleven-digit personal identification number which is indicated in the box located in the lower right corner of this instruction form.



Option 1: To vote as the Board of Directors recommends on all proposals Press 1. If you wish to vote on each proposal separately, Press 0.

WHEN YOU PRESS 1, YOUR VOTE WILL BE CONFIRMED AND CAST AS YOU DIRECTED. END OF CALL

Option 2: If you selected 0 to vote on each proposal separately, you will hear the following instructions.

Proposal 1:  To VOTE FOR ALL nominees, press 1;
             To WITHHOLD FOR ALL nominees, press 9;
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0, enter the two digit number that appears next to the name of the nominee for whom you DO NOT wish to vote.

             Once you have completed voting for Directors, press 0.

Proposal 2:  You may make your selection at any time.
             To vote FOR, press 1;
             To vote AGAINST, press 9;
             To ABSTAIN, press 0
             The instructions are the same for all remaining proposals.

YOUR VOTE WILL BE REPEATED AND YOU WILL HAVE AN OPPORTUNITY TO CONFIRM IT.

- You will be asked if you plan to attend the meeting. When prompted, please respond.

IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.
                              THANK YOU FOR VOTING

PROXY

                            J.P. MORGAN CHASE & CO.


    THIS PROXY IS SOLICITED FROM YOU BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF J.P. MORGAN CHASE & CO. ON MAY 15, 2001.

   You, the undersigned stockholder, appoint each of Dina Dublon, John J. Farrell and Frederick W. Hill your attorney-in-fact and proxy, with full power of substitution, to vote on your behalf shares of J.P. Morgan Chase Common Stock that you would be entitled to vote at the 2001 Annual Meeting, and any adjournment of the Meeting, with all powers that you would have if you were personally present at the Meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED BY YOU AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS. IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

    PARTICIPANTS IN HERITAGE CHASE 401(k) PLAN:If you have an interest in J.P. Morgan Chase common stock through the heritage Chase 401(k) savings plan, your proportionate interest as of the record date is shown on this card and your vote will provide voting instructions to the trustee of the Plan. If no instructions are given, the trustee will vote the shares pursuant to the terms of the plan.

   PARTICIPANTS IN HERITAGE MORGAN 401(k) PLAN:If you beneficially own shares of J.P. Morgan Chase common stock through the heritage Morgan 401(k) plan, your shares as of the record date are shown on the reverse side of this proxy card. Completion of this proxy card will provide voting instructions to the trustee of the plan. The trustee may only vote the shares in accordance with your instructions. If you do not provide instructions, your shares will not be voted.

   VOTING METHODS. If you wish to vote by mailing this proxy, please sign your name exactly as it appears on this proxy and mark, date and return it in the enclosed envelope. If you wish to vote by Internet or telephone, please follow the instructions below.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                             YOUR VOTE IS IMPORTANT!

                                             YOU CAN VOTE IN ONE OF THREE WAYS:

[JP MORGAN CHASE LOGO]


   ADMISSION TICKET
 J.P. MORGAN CHASE & CO.
2001 Annual Meeting of Stockholders

Tuesday, May 15, 2001
    10:00 AM at
One Chase Manhattan Plaza
   New York, New York


1.  Vote by Internet at our Internet Address: http://www.eproxy.com/jpm


    If you wish to access future stockholder communications on-line instead of receiving printed materials by mail, please indicate your consent when you vote by Internet.

                                       OR

2. Call TOLL FREE IN THE U.S., CANADA OR PUERTO RICO 1-800-840-1208 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. If you would like to view future stockholder communications on-line, please let us know by checking the consent box when you mark your proxy card.



                                   PLEASE VOTE

    If you wish to view our Proxy materials on-line, go to http://www.jpmchase.com